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                                                           EXHIBIT 10.13











                  PROFIT SHARING AND SAVINGS PLAN

                                 OF

                           MARITRANS INC.



                     (as amended and restated

                   effective November 1, 1993)


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                       TABLE OF CONTENTS

                                                                  Page
                                                                  ----

      ARTICLE     I       Adoption of Plan . . . . . . . . . . . .   1

      ARTICLE    II       Definitions. . . . . . . . . . . . . . .   3

      ARTICLE   III       Eligibility. . . . . . . . . . . . . . .  21

      ARTICLE    IV       Contributions. . . . . . . . . . . . . .  24

      ARTICLE     V       Allocations of Contributions and
                            Valuations . . . . . . . . . . . . . .  34

      ARTICLE    VI       Investment Directions. . . . . . . . . .  40

      ARTICLE    VII      Retirement Benefits. . . . . . . . . . .  45

      ARTICLE   VIII      Disability . . . . . . . . . . . . . . .  48

      ARTICLE     IX      Death Benefits . . . . . . . . . . . . .  50

      ARTICLE      X      Vested Benefits Upon Termination
                            of Service . . . . . . . . . . . . . .  52

      ARTICLE     XI      Distribution of Benefits . . . . . . . .  55

      ARTICLE    XII      Life Insurance . . . . . . . . . . . . .  61

      ARTICLE    XIII     Withdrawals and Loans. . . . . . . . . .  64

      ARTICLE     XIV     Special Provisions for Top-Heavy
                            Plans. . . . . . . . . . . . . . . . .  71

      ARTICLE    XV       Administration and Fiduciary
                            Responsibility . . . . . . . . . . . .  76

      ARTICLE    XVI      Amendment of Plan. . . . . . . . . . . .  81

      ARTICLE    XVII     Termination of Plan. . . . . . . . . . .  83

      ARTICLE   XVIII     Miscellaneous. . . . . . . . . . . . . .  84

      SCHEDULE      A     Provisions pertaining to Tank
                            Cleaning Inc. Participants . .  . . . . 87
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                             ARTICLE I

                          ADOPTION OF PLAN


               Sonat Marine Inc. adopted the Performance Retirement Plan

      of Sonat Marine Inc. (the "Plan") for the benefit of its eligible employees effective January 1, 1985.  The Plan continued the benefits provided under the revised Profit Sharing Plan of IOT

      Corporation and Subsidiary Corporations.  As a result of the purchase of the assets of the Sonat Marine Group by Maritrans

      Operating Partners L.P., sponsorship of the Plan was transferred to

      Maritrans GP Inc. effective April 14, 1987.  The Plan is now known as the Profit Sharing Plan of Maritrans GP Inc.

               The Plan was amended and restated in its entirety,

      effective January 1, 1988, to incorporate all amendments and to comply with the Tax Reform Act of 1986 and the Omnibus Budget

      Reconciliation Act of 1986.

               Effective April 1, 1993, in connection with a change in

      business structure, the sponsorship of the Plan was transferred to

      Maritrans Inc. and the name of the Plan was changed to the Profit

      Sharing Plan of Maritrans Inc.

               The Plan is now amended and restated in its entirety,

      effective November 1, 1993, to reflect the merger of the Maritrans

      Inc. 401(k) Savings Plan (the "Savings Plan") with and into the

      Plan.  As a result of the merger, the Plan name is changed to the

      Profit Sharing and Savings Plan of Maritrans Inc.  Except as

      otherwise provided herein or required by law the Plan, as amended and restated, shall apply only to an employee who terminates
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      employment on or after November 1, 1993.  The rights and benefits,

      if any, of other former employees shall be determined in accordance with the provisions of the Plan as it existed prior to such date.
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                              ARTICLE II

                             DEFINITIONS

               Whenever used herein the following words and phrases shall have the meaning set forth below unless a different meaning is plainly required by the context.  The singular shall include or mean the plural and the masculine pronoun shall include or mean the feminine pronoun, where applicable.

               Section 2.1. "Account" shall mean the accounts maintained

      under the Plan for each Participant which represent the

      Participant's interest in the Fund.  The term "Account" shall refer, as the context indicates, to any or all of the following:

               "Employer Contribution Account" -- The Account to which

      are credited Employer Contributions allocated to a Participant,

      adjustments for withdrawals and distributions, and earnings, losses and expenses attributable thereto.

               "Salary Reduction Contribution Account" -- the Account to

      which are credited Participant contributions allocated to a

      Participant, adjustments for withdrawals and distributions, and the earnings, losses and expenses attributable thereto.

               "Profit Sharing Plan Rollover Account" -- the Account to

      which are credited a Participant's rollover contributions pursuant to Section 4.8 of the Plan.

               "Savings Plan Rollover Account" -- The Account to which

      are credited a Participant's rollover contributions pursuant to

      Section 4.9 of the Plan.
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               Section 2.2.  "Affiliated Company" shall mean any cor-

      poration which is included within a controlled group of corpora-

      tions (within which the Company is also included), as determined under Section 1563(a) of the Code, without regard to Sections

      1563(a)(4) and (e)(3)(C) of the Code; provided, however, that for the purposes of Sections 5.4 and 5.5 herein, such determination under Section 1563(a) of the Code shall be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent"

      each place it appears in Section 1563(a)(l) of the Code.

               Section 2.3.  "Anniversary Date" shall mean the first day

      of each Plan Year during which the Plan is in effect.

               Section 2.4.  "Board" shall mean the Board of Directors of the Company.

               Section 2.5.  "Break in Service" shall mean any 12-

      consecutive month period beginning on an Employee's Date of

      Severance and each anniversary thereof during which an Employee fails to perform an Hour of Service.  An Employee who is absent from work for maternity or paternity reasons shall not be treated as having incurred a Break in Service during the twelve month period beginning on the first anniversary of the first date of such absence.  For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the

      Employee in connection with the adoption of such child by the

      Employee, or (d) for purposes of caring for such child for a period
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      beginning immediately following such birth or placement.  In order for this paragraph to apply, an Employee shall provide to the

      Committee, in the form and manner prescribed by the Committee,

      information establishing (a) that the absence from work is for reasons set forth in this paragraph, and (b) the number of days for which there was such an absence.  Nothing in this Section shall be interpreted as an expansion or modification of any policy of the

      Employer regarding maternity and paternity leave.

               Section 2.6.  "Code" shall mean the Internal Revenue Code

      of 1986, as amended.

               Section 2.7.  "Committee" shall mean the Committee ap-

      pointed by the Board to assist in administration of the Plan in accordance with Article XIV.

               Section 2.8.  "Common Stock" shall mean the common stock

      of Maritrans Inc. without any rights that may have been issued with respect thereto.

               Section 2.9.  "Company" shall mean Maritrans Inc., a

      Delaware corporation with its principal office in Philadelphia,

      Pennsylvania.

               Section 2.10.  "Compensation" for a salaried Employee

      shall mean the basic salary paid by the Employer or Participating

      Employer to an Employee during the portion of a Plan Year in which he is eligible to participate in the Plan.  For an hourly paid

      Employee, "Compensation" shall mean the regular hourly rate of compensation paid to him multiplied by his Hours of Service during the portion of any Plan Year in which he is eligible to participate
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      in the Plan up to 2080 Hours.  Compensation shall include bonuses and overtime pay, but shall not include commissions, fringe benefits or severance pay.  In the case of a seagoing supervisor,

      Compensation shall include premium pay.  Compensation shall also include all amounts which the Participant elects to defer under the provisions of a cash or deferred arrangement maintained by the

      Employer.  Notwithstanding the foregoing, for purposes of Section

      5.1, Compensation shall mean all remuneration which is required to be reported as wages on the Participant's Form W-2 for the Plan

      Year and, unless the Employer elects otherwise, the Participant elects to defer under the provisions of a cash or deferred arrangement maintained by the Employer.  Notwithstanding the foregoing, for purposes of determining the amount of a

      Participant's Salary Reduction Contribution pursuant to Section 4.5 and limitations on a Participant's Salary Reduction Contribution pursuant to Section 5.3, Compensation shall mean a Participant's gross wages received from the Employer during the Plan Year prior to reduction for Contributions made hereunder.  Effective Jan-

      uary 1, 1989, Compensation in excess of $200,000 (adjusted to reflect any cost-of-living increases provided in accordance with section 415(d) of the Code) shall be disregarded.  In determining

      Compensation for purposes of this limitation, the rules of Code section 414(q)(6) shall apply, except that in applying such rules,

      the term "family" shall include only the Spouse of the employee and any lineal descendants who have not attained age 19 before the close of the Plan Year.  If as a result of the application of the
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      rules of Code section 414(q)(6), the limitation is exceeded, then the limitation shall be prorated among the affected family members in proportion to each such family member's Compensation as determined under this Section prior to the application of this limitation.

               Section 2.11.  "Date of Employment" shall mean the first

      day on which an Employee performs an Hour of Service.

               Section 2.12.  "Date of Reemployment" shall mean the first day on which an Employee performs an Hour of Service after incurring a Break in Service.

               Section 2.13.  "Date of Severance" shall mean the earlier

      of:

               (a)  the date on which an Employee quits, is discharged,

      retires or dies, or

               (b)  the first anniversary of an Employee's absence from

      Service for any reason other than quit, discharge, retirement or death.

               Section 2.14.  "Disability" shall mean a physical or

      mental condition that restricts the Participant's ability to work and qualifies him for disability benefits under the Social Security

      Act.

               Section 2.15.  "Earliest Retirement Age" shall mean for

      purposes of Section 2.35 the earlier of (a) the date on which the

      Participant is entitled to a distribution under the Plan; or (b)

      the later of (i) the date the Participant attains age 50, or (ii)

      the earliest date on which, under the Plan, the Participant could
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

      elect to receive benefits if the Participant incurred a Date of

      Severance.

               Section 2.16.  "Effective Date" shall mean January 1,

      1981.

               Section 2.17.  "Eligibility Computation Period" shall mean the 12-month period beginning on an Employee's Date of Employment or Date or Reemployment, whichever is applicable, and each anniver-

      sary thereof.

               Section 2.18.  "Employee" shall mean any person employed

      by the Employer.  However, no such person shall be considered an

      Employee under this Plan for any period during which his compen-

      sation and conditions of employment are the subject of agreement between the Employer, a Participating Employer or an Affiliated

      Company and a collective bargaining unit unless the agreement with such unit specifically provides for participation under the Plan.

      In addition, no person whose duties are primarily seagoing shall be considered an Employee under this Plan; provided, however, that on or after August 15, 1984, any person who is a seagoing supervisor and who is not covered by a collective bargaining agreement shall be considered an Employee under this Plan as of August 15, 1984,

      or, if later, the date on which the collective bargaining agreement covering such seagoing supervisor expires.  Other categories of employees may be excluded from the definition of Employee only by specific direction set forth in the Adoption Agreement of a Par-

      ticipating Employer.  "Employee" shall not include any leased employees within the meaning of Section 414(n)(2) of the Code.
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               Section 2.19.  "Employer" shall mean the Company and each

      Participating Employer, either singularly or collectively, as required by the context.

               Section 2.20.  "Employer Contributions" shall mean monies

      paid into the Fund on behalf of a Participant by the Employer in accordance with Article III.

               Section 2.21.  "Entry Date" shall mean the first day of

      the month coinciding with or next following the day on which an

      Employee is eligible to become a Participant in accordance with

      Section 3.1.

               Section 2.22.  "ERISA"  shall mean the Employee Retirement

      Income Security Act of 1974, as it may be amended from time to time.

               Section 2.23.  "Fiduciary" shall mean the individuals,

      corporation or other entity which has consented to be responsible for administration of any part of the Plan including, but not limited to, the Employer, the Committee, the Plan Administrator,

      the Trustee and, if any, the Investment Advisor but only with respect to the specific responsibilities assigned to each as de-

      scribed in Article XV.  The term "Fiduciary" shall also include any other person properly authorized, in accordance with Committee rules, by any of the aforementioned persons to deal with Fund assets, for purposes of the Plan, but only with respect to the scope of the authority so delegated.

               Section 2.24.  "415 Compensation" shall mean a Partici-

      pant's remuneration including wages, salaries, fees for pro-
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      fessional services and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan including overtime, bonuses, premium time,

      etc., but excluding the following:

               (a)  contributions made by the Employer to a deferred

      compensation plan which, without regard to section 415 of the Code,

      are not includable in the Participant's gross income for the taxable year in which contributed;

               (b)  Employer contributions made on behalf of a Par-

      ticipant to a simplified employee pension to the extent they are deductible by the Participant under section 219(b)(7) of the Code;

               (c)  distributions from a deferred compensation plan

      (except from an unfunded non-qualified plan when includable in gross income);

               (d)  amounts realized from the exercise of a non-

      qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

               (e)  amounts realized from the sale, exchange or other

      disposition of stock acquired under a qualified stock option; or

               (f)  other amounts which receive special tax benefits,

      such as premiums for group term life insurance (to the extent excludable from gross income) or Employer contributions towards the purchase of an annuity contract described in section 403(b) of the

      Code.

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               Section 2.25.  "Fund" shall mean the assets held by the

      Trustee from contributions made by the Employer and Participating

      Employers, including income, gains and losses thereon, as the source of benefits under this Plan.

               Section 2.26.  "Highly Compensated Employee"  shall mean:

               (a)  each Employee who, with respect to the Employer or an

      Affiliated Company, performed services (an "Active Employee")

      during the Plan Year for which a determination is being made (the

      "Determination Year") and who during such Determination Year, or the preceding Determination Year,

                     (i) was at any time a five-percent owner (as defined

      in section 416(i) of the Code and the regulations issued

      thereunder);

                    (ii) received 415 Compensation in excess of $75,000

      (adjusted to reflect any cost of living increases provided in accordance with section 415(d) of the Code);

                    (iii) received 415 Compensation in excess of $50,000

      (adjusted to reflect any cost of living increases provided in accordance with section 415(d) of the Code) and was in the top twenty percent of Active Employees (based on 415 Compensation received) during such year; or

                    (iv) was an officer (as defined in section 416(i) of

      the Code and the regulations issued thereunder) and received 415

      Compensation greater than one hundred and fifty percent of the amount in effect under section 415(c)(1)(A) of the Code for the calendar year in which a determination is made.
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

      Notwithstanding the foregoing, the provisions of paragraph (ii),

      (iii) or (iv) above shall not cause an Employee to be treated as a

      Highly Compensated Employee for the Determination Year of reference unless such Employee is one of the top 100 Active Employees (based on 415 Compensation received) during such Determination Year and was a Highly Compensated Employee in accordance with the provisions of paragraph (ii), (iii) or (iv) above for the preceding

      Determination Year (without regard to this sentence).

               (b)  The determination of Highly Compensated Employee made pursuant to this Section shall be made in accordance with section

      414(q) of the Code and the regulations issued thereunder.

               (c)  For purposes of this Section, the term "415 Com-

      pensation" shall include amounts deferred under a plan maintained by the Employer and qualified under section 401(k) of the Code.

               Section 2.27.  "Hour of Service" shall mean

               (a)  each hour for which an Employee is paid or entitled

      to payment for the performance of duties for the Employer or an

      Affiliated Company;

               (b)  each hour for which an Employee is paid, or entitled

      to payment, by the Employer or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacations, holiday, illness, incapacity (including Disability),

      layoff, jury duty, military duty or leave of absence.  No more than

      501 Hours of Service shall be credited under this Section to any

      Employee on account of any single continuous period during which
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

      such Employee performs no duties (whether or not such period occurs in a single Plan Year).  For purposes of this Section, a payment shall be deemed to be made by or due from the Employer or an

      Affiliated Company regardless of whether such payment is made by or due from the Employer or an Affiliated Company directly or through,

      among others, a trust fund (other than the Fund), or insurer, to which the Employer or an Affiliated Company contributes or pays premiums and regardless of whether contributions made or due from such trust fund (other than the Fund), insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate; and

               (c)  each hour for which back-pay, irrespective of miti-

      gation of damages, has either been awarded or agreed to by the

      Employer or an Affiliated Company.  In the event that the same hours could, by the terms of this Section, be credited under more than one paragraph of this Section, such hours shall be credited as provided in paragraph (a) or (b) only, whichever is applicable.

               (d)  Hours of Service shall be credited pursuant to the

      provisions of 29 CFR 2530.200b-2(b) and (c), which are incorporated herein by reference.  Nothing in this Section shall be construed to deny an Employee credit for an Hour of Service if credit is required by federal statute other than the Employee Retirement

      Income Security Act of 1974, as amended.  In applying such other federal statutes, the nature and extent of such credit shall be governed by such other federal law.

               (e)  For purposes of Sections 2.43(b), 3.1 and 5.1 only,

      Hours of Service shall be credited in accordance with paragraphs

      (a), (b), (c) and (d) of this Section.  For all other purposes of the Plan, Hours of Service shall be credited only in accordance with paragraph (a) of this Section.

               Section 2.28.  "Investment Advisor" shall mean an adviser

      which is (a) registered under the "Investment Advisers Act of

      1940," (b) a bank, or (c) an insurance company qualified to perform investment services in more than one State, which is appointed by the Committee to render investment advice as provided in Article

      XIII hereof and which acknowledges in writing its status as a Fid-

      uciary under the Plan.

               Section 2.29.  "Investment Fund" shall mean any one of the funds comprising the Fund, as designated from time to time by the

      Committee.

               Section 2.30.  "Merger Effective Date"  shall mean close

      of business November 1, 1993, the effective date of the merger of the Maritrans Inc. Savings Plan with and into the Plan.

               Section 2.31.  "Net Profits" shall mean the Employer's, or a Participating Employer's, net income for any fiscal year or its accumulated income from prior years determined in accordance with standard accounting practices regularly employed by the Employer,

      or Participating Employer, in maintaining its books of account.  In the case of a current year, Net Profits shall be determined without deduction for federal, state or local taxes based upon net income
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

      or for contributions made by the Employer, or Participating

      Employers, under this Plan.

               Section 2.32.  "Non-Highly Compensated Employee" shall

      mean an Employee who is not a Highly Compensated Employee.

               Section 2.33.  "Normal Retirement Age" shall mean age 65.

      "Normal Retirement Date" shall mean the first day of the month coinciding with or next following his attainment of his Normal

      Retirement Age.

               Section 2.34.  "Participant" shall mean any Employee

      qualifying for participation in accordance with Article III hereof.  A person shall cease to be a Participant when he and any beneficiary of his no longer have rights to any benefits under the

      Plan.

               Section 2.35.  "Participating Employer"  shall mean any

      Affiliated Company which is designated by the Board as a

      Participating Employer under the Plan and whose designation as such has become effective upon acceptance of such status by the Board of

      Directors of the Affiliated Company.  A Participating Employer may

      revoke its acceptance of such designation at any time, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Employees of the

      Participating Employer.  In the event the designation as a

      Participating Employer is revoked by the Board of Directors of such

      Participating Employer, the Plan shall be deemed terminated only as to such Participating Employer.
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               Section 2.36.  "Plan" shall mean the Profit Sharing and

      Savings Plan of Maritrans Inc., the Trust Agreement and the

      Resolution of the Board appointing the Plan Administrator,

      Committee and other Fiduciaries.

               Section 2.37.  "Plan Administrator" shall mean the person

      appointed by the Board to administer the Plan in accordance with

      Article XV.  In the absence of such an appointment, the Employer shall be the Plan Administrator.

               Section 2.38.  "Plan Year" shall mean the period from

      January 1 through December 31 for any year in which the Plan is in effect.

               Section 2.39.  "Qualified Domestic Relations Order" shall

      mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including a community property law) which:

               (a)  relates to the provision of child support, alimony

      payments or marital property rights to a spouse, former spouse,

      child or other dependent of a Participant (the 'Alternate Payee');

               (b)  creates or recognizes the existence of the Alternate

      Payee's right to, or assigns to the Alternate Payee the right to,

      receive all or a portion of the benefits payable to a Participant under this Plan;

               (c)  specifies (i) the name and last known mailing address

      (if any) of the Participant and each Alternate Payee covered by the order, (ii) the amount or percentage of the Participant's Plan benefits to be paid to the Alternate Payee, or the manner in which
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

      such amount or percentage is to be determined, and (iii) the number of payments or the period to which the order applies and each plan to which the order relates; and

               (d)  does not require the Plan to (i) provide any type or

      form of benefit, or any option not otherwise provided under the

      Plan, (ii) provide increased benefits, or (iii) pay benefits to the

      Alternate Payee that are required to be paid to another Alternate

      Payee under a prior Qualified Domestic Relations Order.

      Notwithstanding the foregoing, a Qualified Domestic Relations Order may provide that distribution commence on or after the date on which the Participant attains, or would have attained his Earliest

      Retirement Age regardless of whether the Participant has incurred a Date of Termination on that date, if the Order directs (i) that the payment of the benefits be determined as if the Participant had retired on the date on which payment is to begin under such Order,

      taking into account only the balance standing to the Participant's credit in his Accounts on such date, and (ii) that the payment be made in a form in which such benefits may be paid under the Plan to the Participant.

               Section 2.40.  "Required Distribution Date" shall mean the

      April 1 of the Plan Year following the later of (a) the Plan Year in which the Employee age 70 1/2, or (b) the Plan Year in which the

      Employee retires.  Notwithstanding the foregoing, clause (b) of the preceding sentence shall not apply in the case of an Employee who is a five-percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending in the Plan Year
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

      in which the Participant attains age 70-1/2.  In addition to the foregoing requirements, effective January 1, 1989, clause (b) shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988.

               Section 2.41.  "Salary Reduction Contributions"  shall

      mean Basic Contributions and Deferred Bonus Contributions (as such terms are defined in Section 4.01) paid into the Fund for a

      Participant pursuant to Article IV, in a manner intended to satisfy the requirements of section 401(k) of the Code.

               Section 2.42. "Service" shall mean all periods of active

      employment with the Employer or an Affiliated Company commencing on the Employee's Date of Employment or Date of Reemployment,

      whichever is applicable, and ending on his Date of Severance.

      Service shall also include all periods of Severance during which an

      Employee does not incur a Break in Service.

               Section 2.43.  "Severance" shall mean the period of time

      commencing on an Employee's Date of Severance and ending on the date on which the Employee again performs an Hour of Service.

               Section 2.44.  "Spouse" shall mean the husband or wife of

      a Participant who is married to that Participant on the date on which the payments to the Participant are to begin as provided in the Plan; provided, that a former spouse shall be treated as a

      Spouse to the extent required under a Qualified Domestic Relations

      Order.
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

               Section 2.45.  "Stock" shall mean either Common Stock or

      rights or a combination of Common Stock and rights, as the case may

      be.

               Section 2.46.  "Stock Fund" shall mean an Investment Fund

      invested solely in Stock.  The availability of the Stock Fund as an

      Investment Fund shall be determined by the Committee, in its sole discretion.

               Section 2.47.  "Trust Agreement" shall mean the separate

      written agreement adopted as a part of the Plan which sets forth the provisions under which the Trustee shall manage the Fund.

               Section 2.48.  "Trustee" shall mean the bank or trust

      company or the individuals designated by the Employer to administer the Fund in accordance with this Plan as provided herein.

               Section 2.49.  "Valuation Date" shall mean June 30 and

      December 31 of each Plan Year on which the fair market value of the

      Fund shall be determined, as well as any other day on which the

      Committee determines that the fair market value of the Fund shall be calculated.

               Section 2.50.  "Years of Service" shall mean the number of whole Years of an Employee's Service whether or not such years were completed consecutively.

               (a)  For Eligibility Computation Periods ending after

      January 1, 1985, an Employee shall be credited with one Year of

      Service for each 12 months of Service he completes.  Less than whole year periods of Service, whether or not consecutive, shall be aggregated on the basis that 12 months of Service (30 days are
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      deemed to be a month in the case of the aggregation of fractional months) equal one Year of Service.

               (b)  For Eligibility Computation Periods completed prior

      to January 1, 1985, an Employee shall be credited with all of the

      Years of Service credited to him under the Plan as in effect on

      December 31, 1984.

               (c)  If an Employee incurs a Date of Severance and, prior

      to the occurrence of a One Year Break in Service, the Employee performs an Hour of Service for the Employer or any Affiliated

      Company, Years of Service shall also include the period between the

      Date of Severance and the date on which such Hour of Service is performed.

               (d)  In the case of any Participant who has incurred a

      Date of Severance but who is reemployed after incurring five (5)

      consecutive One Year Breaks in Service, Years of Service after such five year period shall not be taken into account for the purposes of determining the vested interest attributable to Employer

      Contributions made before such five year period.

               (e)  In the case of a Participant who has incurred a Date

      of Severance and who does not have any vested interest in his

      Account at such Date, Years of Service before any consecutive One

      Year Breaks in Service shall not be taken into account in

      determining Years of Service after such Breaks if the number of consecutive One Year Breaks in Service equals or exceeds the greater of (i) five or (ii) the aggregate number of Years of

      Service prior to such Periods.  Such aggregate number of Years of
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      Service shall be deemed not to include any Years of Service not required to be taken into account under this Section by reason of any prior One Year Break in Service.  For purposes of determining an Employee's eligibility to participate in the Plan under Section

      3.1, and his vested percentage under 10.1, Years of Service shall include all years of employment with the Employer or an Affiliated

      Company whether or not the employee qualified as an Employee during those years.
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                                ARTICLE III

                                ELIGIBILITY

               Section 3.1.  Eligibility to Participate - Employer

      Contributions.

               (a)  General Requirements -- All Employees who were Par-

      ticipants in the Plan prior to the Merger Effective Date shall con-

      tinue to participate herein.  All other Employees shall become

      Participants on the Entry Date coinciding with or next succeeding their completion of 1000 Hours of Service in an Eligibility Com-

      putation Period and attainment of age 21.

               (b)  Participation -- Any Employee eligible to participate in the Plan shall automatically become a Participant as provided in subsection (a) and may not waive benefits provided pursuant to this

      Section 3.1 or elect not to participate in the Plan.

               Section 3.2.  Eligibility to Participate - Salary

      Reduction Contributions.  All Employees who were Participants in the Plan prior to the Merger Effective Date shall continue to participate herein.  All other Employees shall become Participants on the Entry Date coinciding with or next following his Date of

      Employment.

               Section 3.3.  Required Information.  All eligible in-

      dividuals must furnish the Committee with such information as it may reasonably request in accordance with the uniform procedures established by the Committee and announced to the Employees.

               Section 3.4.  Change of Job Classification and Transfers.

      In the event a change of job classification or a transfer to an
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      Affiliated Company results in a Participant no longer qualifying as an Employee, such employee shall cease to be a Participant as of the effective date of such change of job classification or transfer, but the employee shall not be deemed to have incurred a

      Date of Severance.  If the Affiliated Company maintains a qualified retirement plan which permits the transfer of a Participant's

      Accounts from this Plan to such plan, such Participant, upon written notice in the form and at the time prescribed by the

      Committee, may elect to have the value of his Accounts transferred to such other Plan; provided, however, that the Committee, in its sole discretion, may refuse to allow a transfer if such transfer would violate the provisions of Section 411(d)(6) of the Code and the regulations thereunder.  Any Employee who is or becomes represented by a collective bargaining agent shall remain eligible to participate in the Plan until a collective bargaining agreement is executed by the Employer and the collective bargaining agent of the Employee, unless such agreement specifically provides for participation in the Plan by such Employee.  Absent such express provision, such represented Employee shall cease to be eligible for participation in the Plan upon the execution of said agreement and thereafter until such time as a subsequent collective bargaining agreement expressly provides for participation in the Plan or the

      Employee is no longer represented by a collective bargaining agent.

      From the date of said ineligibility, he shall not be treated as an

      Employee for the purpose of determining eligibility to participate in the Plan.  Should an employee again qualify as an Employee, he
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      shall become a Participant as of the effective date of such change.

               Section 3.5.  Re-entry.  If a Participant incurs a Break

      in Service and once again qualifies to participate in the Plan, he shall become a Participant on the first day following such Break in

      Service on which he performs an Hour of Service.  If a terminated

      Employee, who had qualified for participation hereunder, incurs a

      Break in Service prior to his Entry Date and is subsequently re-

      hired by the Employer, he shall become a Participant on the later of his Date of Reemployment or his Entry Date.  If a terminated

      Employee, who had not qualified for participation is subsequently rehired by the Employer, he shall be eligible to participate as provided in Section 3.l as if he had not been previously employed by the Employer.
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                                ARTICLE IV

                              CONTRIBUTIONS

               Section 4.1.  Contributions by Employer.  For each Plan

      Year, the Employer shall contribute to the Fund so much of its Net

      Profits as the Board may authorize and direct.  All such con-

      tributions shall be held and administered by the Trustee as a part of the Fund according to the terms of the Trust Agreement.  Not-

      withstanding any other provisions of this Section, Employer Con-

      tributions for any Plan Year shall not exceed the maximum amount deductible by the Employer for such Year under the provisions of section 404 of the Code.  Except as expressly provided herein,

      these Contributions shall be irrevocable.  All amounts contributed hereunder shall be conditioned on their deductibility.

               Section 4.2.  Determination of Employer Contributions.

      The Board shall determine the amount of any Employer Contributions to be made to the Fund under the terms of this Plan.  In de-

      termining such Contributions, the Board shall be entitled to rely upon computations of its Net Profits made by independent public accountants regularly employed by it or made by the Employer's comptroller or treasurer.  The determination shall be final and conclusive and shall not be subject to change as the result of any subsequent audit by the Internal Revenue Service or as the result of any subsequent adjustment of the Employer's books of account.

      The Trustee shall have no duty to inquire into the amount of the

      Employer's annual Contribution or the method used in determining
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      the amount of the Employer Contribution, but shall be accountable only for funds received by it.

               Section 4.3.  Time and Payment of Employer Contributions.

      Employer Contributions shall be determined as of the last day of each Plan Year.  Such amounts shall be paid over to the Trustees within the time prescribed by law, including any extensions of such time, for the filing of the Employer's federal income tax return for such year.

               Section 4.4.  Form of Employer Contributions.  Employer

      Contributions may be in cash or property acceptable to the Trustee and the Committee valued at the fair market value thereof on the date of contribution.

               Section 4.5.  Salary Reduction Contributions.

      Participants are not required to make Salary Reduction

      Contributions hereunder.  Effective as of the Merger Effective

      Date,  a Participant may make a written election, in the manner prescribed by the Committee, to reduce Compensation and make Salary

      Reduction Contributions in accordance with the provisions of this

      Section, which election shall become effective on the Entry Date coinciding with or next following receipt of such election.

      Notwithstanding the foregoing, the Committee, in its sole

      discretion, may unilaterally amend or revoke a Participant's election at any time, if the Committee determines that Salary

      Reduction Contributions to such Participant's Salary Reduction

      Contribution Account would otherwise exceed the limitations of

      Article V.
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               (a)  Basic and Deferred Bonus Contributions.  A

      Participant's Basic Contributions into the Fund shall be in the aggregate at the rate of 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% (in whole percentages only) of the Compensation excluding bonuses otherwise payable to the Participant.  In addition, a Participant may make, by a separate written election, in the manner prescribed by the Committee, Deferred Bonus Contributions of not more than 10%

      of the annual bonus or incentive award otherwise payable to the

      Participant.  Notwithstanding anything contained herein to the contrary, a Participant's total Salary Reduction Contributions under the Plan together with elective deferrals (as defined in section 402(g) of the Code) under any other plan or arrangement maintained by the Employer or an Affiliated Company shall not exceed $7,000 (as adjusted in accordance with section 402(g) of the

      Code and the regulations issued thereunder) for any calendar year.

      Furthermore, should a Participant claim that his Salary Reduction

      Contributions under the Plan (reduced by Salary Reduction

      Contributions previously distributed pursuant to Section 4.8 or returned to the Participant pursuant to Section 5.2(d)) when added to his other elective deferrals under any other plan or arrangement

      (whether or not maintained by the Employer or an Affiliated

      Company) exceed the limit imposed by section 402(g) of the Code for the calendar year in which the deferrals occurred, the Participant shall allocate to the Plan or to such other qualified cash or deferred arrangement the excess deferrals.  The Committee

      notwithstanding any other provision of the Plan shall distribute,
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

      by April 15 of the following calendar year, the amount of the

      Salary Reduction Contributions specified in the Participant's claim as of the end of the Plan Year plus income thereon and plus income thereon from the end of the Plan Year to the date of distribution.

      The Participant's claim shall be in writing and should be submitted to the Committee no later than the March 1 following the calendar year in which such deferrals occurred.  Notwithstanding anything in this Section 4.5 to the contrary, a Participant shall be deemed to have made a claim for distribution of excess elective deferrals from the Plan to the extent that his Salary Reduction Contributions together with his elective deferrals under any other plan or arrangement maintained by the Employer or an Affiliated Company exceed the limit imposed by section 402(g) of the Code for the calendar year.

               (b)  Participant Written Agreement.  Amounts representing

      a Participant's Basic Contributions shall be deducted from payrolls pursuant to a salary reduction agreement between the Employer and the Participant, and such amounts shall, not less frequently than monthly, be paid into the Fund.  Amounts representing a

      Participant's Deferred Bonus Contributions shall be deducted from payrolls pursuant to a bonus deferral agreement between the

      Employer and the Participant, and such amounts shall, not more frequently than annually, be paid into the Fund.

               (c)  Suspension or Change in Rates of Basic Contributions.

      A Participant may suspend or change the rate of his Basic

      Contributions by submitting a written request, in the manner and at
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

      the time prescribed by the Committee.  If a Participant suspends making Basic Contributions, he shall be allowed to resume making

      Basic Contributions on any Entry Date unless the Committee, in its sole discretion which shall be exercised in a uniform and

      nondiscriminatory manner, permits Basic Contributions to be resumed on an earlier date.  A Participant may change the rate at which he makes Basic Contributions as of any Entry Date by a written request, in the manner and at the time prescribed by the Committee;

      provided, however, that a Participant whose rate of Compensation is decreased may reduce such rate as of the effective date of such decrease.  All Basic Contributions by a Participant shall be suspended without any request on his part for any month in which he is on leave of absence without Compensation.  Such suspension shall continue until the first day of the month following the termination of such leave.

               (d)  Records.  All Salary Reduction Contributions

      transferred to the Trustee under the Plan shall be accompanied by written instructions from the Committee to the Trustee that: (a)

      identify the Participant on whose behalf the Salary Reduction

      Contribution is being made; and (b) direct the investment of the

      Salary Reduction Contribution in accordance with the Participant's investment directions pursuant to Article VI.

               Section 4.6.  Expenses of the Plan.  All normal expenses

      incurred in the operation and administration of the Plan, including the Trustee's compensation, shall be paid by the Employer, or at the election of the Employer such expenses shall be paid from the
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

      Fund.  However, extraordinary expenses incurred on behalf of a particular Participant shall, upon determination by the Committee,

      be charged against the Participant's Accounts.

               Section 4.7.  Return of Contributions.  All Contributions

      under the Plan are conditioned upon the deductibility of such

      Contributions under Section 404 of the Code and, to the extent the deduction is disallowed, shall be returned to the Employer within one year after the disallowance of the deduction. The Employer shall pay amounts attributable to Salary Reduction Contributions thereby returned to it to the appropriate Participants as soon as practicable thereafter. Notwithstanding the foregoing, the maximum amount which may be returned shall be the value of the Salary

      Reduction Contributions on the date they are returned.  In the event that, with respect to any Plan Year, the deductibility of all

      Contributions under the Plan by the Employer would be limited under section 404 of the Code, the Committee shall reduce the rate of

      Contribution which may be made to the Plan to the extent necessary to permit full utilization of the deduction from the prior year.

      Contributions shall be held in trust for the exclusive benefit of

      Participants and their beneficiaries and may not, except as otherwise provided herein, revert to the Employer.  Notwithstanding the foregoing, if the Employer so directs, the Trustee shall return to the Employer that part of the Employer Contribution for any Plan

      Year which is made under a mistake of fact or which is conditioned on the deductibility of such Contribution, which deduction is subsequently disallowed.  The amount of such Contribution which may
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

      be returned to the Employer shall not exceed the excess of (a) the amount contributed over (b) the amount that would have been contributed if there had not occurred a mistake of fact or a mistake in determining the deduction.  Such amount must be returned to the Employer within one year from the date of such mistaken contribution or disallowance of deduction.  Earnings attributable to any excess Contribution may not be returned to the Employer but losses attributable thereto shall reduce the amount returned.

      Further, if withdrawal of the amount attributable to the mistaken

      Contribution would cause the balance of any Participant's

      individual Account to be reduced to less than the balance which would have been in the Account had the mistaken amount not been contributed, then the amount to be returned to the Employer hereunder shall be limited so as to avoid such reduction.

               Section 4.8.  Rollovers and Transfers from Qualified

      Plans.  With the approval of the Committee, an Employee (regardless of whether he has met the eligibility requirements of Article III)

      may deposit into a Profit Sharing Plan Rollover Account the entire amount of cash received as a distribution from another qualified trust forming a part of a plan described in section 401(a) of the

      Code or from an individual retirement program described in section

      408 of the Code, but only if the deposit qualifies as a tax-free rollover as defined in section 402 of the Code.  If the deposit does not qualify as a tax-free rollover, the deposit shall be refunded to the Employee.  In addition to the foregoing, and with the approval of the Committee, the Trustee may accept on behalf of
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

      any Employee an amount of cash or property transferred directly from another qualified trust forming part of a qualified plan described in section 401(a) of the Code and such amount of cash or property shall be deposited into a Rollover Account for such

      Employee.  The Committee shall have the right to refuse to accept the transferred amount if such receipt would cause this Plan to be subject to the provisions of sections 401(a)(11) and 417 of the

      Code with respect to such Employee.  Rollovers and transferred amounts made in cash shall be invested in accordance with the provisions of Article VI.  To the extent that a rollover or transferred amount consists of property, and absent a direction by the Employee to liquidate such property and invest the proceeds in accordance with Article VI, the Trustee or Insurer shall hold the property as a separate Investment Fund hereunder.  An Employee who is not a Participant shall be treated as a Participant with respect to his Profit Sharing Plan Rollover Account for purposes of valuations, investments and distributions.

               Section 4.9.  Merger of Maritrans Inc. 401(k) Savings

      Plan.  Notwithstanding the foregoing Section 4.8, effective on the

      Merger Effective Date, all assets held under the Maritrans Inc.

      401(k) Savings Plan shall be transferred to the Fund and merged with the assets of the Plan.  All benefits payable after the Merger

      Effective Date from the Maritrans Inc. 401(k) Savings Plan shall be payable from the Fund under the Plan.  With respect to each

      Participant who has an account under the Maritrans Inc. 401(k)

      Savings Plan on the Merger Effective Date, the Participant's
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

      contribution account under such Savings Plan shall be transferred to his Salary Reduction Account under the Plan, and the

      Participant's rollover account under the Savings Plan shall be transferred to his Savings Plan Rollover Account under the Plan.
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                                ARTICLE V

              ALLOCATIONS OF CONTRIBUTIONS AND VALUATIONS

               Section 5.1.  Allocation of Employer Contributions.

      Employer Contributions for each Plan Year shall be totaled and shall then be apportioned among and allocated to the Employer

      Contribution Account established and maintained by the Plan

      Administrator for each Participant.  The Employer Contribution

      Account of each Participant who completed 1,000 or more Hours of

      Service during the Plan Year for which the Employer Contribution is made shall receive an allocation of that Employer Contribution in the proportion that the Compensation of each such Participant bears to the total Compensation of all Participants for such Plan Year.

      Allocation of the Employer Contributions shall be made immediately after appraisal of the Fund and allocation of gains and losses under Section 6.7.

               Section 5.2.  Allocation of Salary Reduction

      Contributions.  Salary Reduction Contributions made for a

      Participant in respect of any Plan Year shall be allocated to his

      Salary Reduction Contribution Account and shall be invested in accordance with the provisions of Article VI.

               Section 5.3  Limitations on Salary Reduction

      Contributions.  For any Plan Year (a) that Salary Reduction

      Contributions under the Plan shall not be in excess of the limitations on deductions imposed under section 404(a)(3) of the

      Code; (b) the Plan shall satisfy the coverage requirements of
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      section 410(b)(1) of the Code; (c) that the Plan shall satisfy the average deferral percentage test set forth in Section 5.3(a).

               (a)  Average Deferral Percentage Test.  Effective January

      1, 1987, the average deferral percentage for Highly Compensated

      Employees who are Participants in the Plan shall not exceed the greater of (i) or (ii) as follows:

                    (i)  The average deferral percentage for all

      Participants who are Non-Highly Compensated Employees, multiplied by 1.25, or

                    (ii) The average deferral percentage for all

      Participants who are Non-Highly Compensated Employees, multiplied by 2.0; provided that the average deferral percentage for Highly

      Compensated Employees who are Participants may not exceed the average deferral percentage for Participants who are Non-Highly

      Compensated Employees by more than two percentage points.

               (b)  Average Deferral Percentage.  For purposes of Section

      5.3(a), the term "average deferral percentage" as applied to a specified group of Participants shall mean the average of the ratios, calculated separately for each such Participant in such group of:

                    (i)  the amount of Salary Reduction Contributions,

      excluding any Salary Reduction Contributions in determining the deferral percentage described in the next paragraph that are distributed to an Employee who is not a Non-Highly Compensated

      Employee pursuant to a deemed claim for distribution under Section

      5.3(d)(ii) or returned to the Participant pursuant to Section
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

      5.3(d)(i), paid to the Plan on behalf of each such Participant for such Plan Year, to

                    (ii) the Participant's Compensation for such Plan

      Year.

          For the purposes of this Section, the deferral percentage of a

      Highly Compensated Employee who is a Participant under this Plan and who has made elective deferrals under any other qualified cash or deferred arrangement (excluding plans that are not permitted to be aggregated under Treas. Reg. Section 1.401(k)-1(b)(3)(ii)(B))

      maintained by the Employer or an Affiliated Company pursuant to section 401(k) of the Code shall be the sum of his deferral percentages under all such plans.

               (c)  Treatment of Family Members.  For purposes of

      Sections 5.3(a) and (c), if a Highly Compensated Employee is

      subject to the family aggregation rules of section 414(q)(6) of the

      Code because he is either a five-percent owner (as defined in section 416(i) of the Code and the regulations issued thereunder),

      or is one of the top 10 Highly Compensated Employees (based on 415

      Compensation received including Basic and Deferred Bonus

      Contributions hereunder) during the Plan Year of reference, the combined actual deferral (or contribution) ratio for the family group (which shall be treated as one Highly Compensated Employee)

      shall be the actual deferral (or contribution) ratio determined by combining the applicable Salary Reduction Contributions and

      Compensation of all of the eligible family members.
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               Any family member(s) included above shall not be

      considered a separate Tank Cleaning Inc. Participant in determining the average deferral percentage or average contribution percentage hereunder.  In addition, the Compensation, elective deferrals and matching contributions of each such family member shall not be taken into account in determining the average deferral percentage and average contribution percentage for the group of Tank Cleaning,

      Inc. Employees who are not Highly Compensated Employees.  For

      purposes of this paragraph, "family member" means, with respect to an Employee, such Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and

      descendants, taking into account legal adoptions.

               (d)  Return of Excess Salary Reduction Contributions.  If

      the average deferral percentage for all Participants who are Highly

      Compensated Employees exceeds the amount specified in Sections

      5.3(a) for any Plan Year, the Salary Reduction Contributions for

      the Highly Compensated Employee with the highest deferral

      percentage shall be reduced so that his applicable percentage is reduced to the greater of:

                    (i) such percentage that enables the Plan to satisfy

      the applicable percentage test, or

                    (ii) a percentage equal to the applicable percentage

      of the Highly Compensated Employee with the next highest

      percentage.

               Such procedure shall be repeated until the applicable

      percentage test is satisfied.  Notwithstanding any other provisions
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

      of the plan, the amount so reduced, together with the earnings thereon, shall be deemed to have been contributed to the Plan by mistake of fact, shall be refunded to the Employer, and shall thereafter be paid (subject, however, to the withholding taxes and other amounts as though such amounts were current remuneration) by the Employer to the Participants from whose Compensation such amount was obtained.  Such payment shall be made within two and one half (2 1/2) months following the close of such Plan Year, if administratively practicable, but in no event later than the last day of the Plan Year following such Plan Year.

               Section 5.4.  Maximum Allocation to Participants.

      Notwithstanding any other provisions of this Plan, the Annual

      Additions to any Participant's account for any Plan Year shall not exceed the lesser of (a) $30,000 (or, effective January 1, 1987, if greater, twenty-five percent 25% of the dollar limitation in effect under section 415(b)(1)(A) of the Code), or, (b) twenty-five percent (25%) of the total 415 Compensation paid to the Participant during a Plan Year.  For purposes of Article V, "Annual Additions"

      for any Plan Year means the sum of: (a) all contributions made by the Employer or an Affiliated Company hereunder or under any other defined contribution plan maintained by either; and (b) the amount of forfeitures allocated to a Participant's Account.

               Section 5.5.  Maximum Limit for Employees Also Partici-

      pating in Defined Benefit Plan.  If a Participant is also earning retirement benefits under a separate defined benefit plan or plans established by the Employer or an Affiliated Company, the benefits
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

      under such plan or plans for any Plan Year shall be so limited that the sum of fractions (a) and (b) below shall not exceed 1.0 where:

               (a)  is a fraction, the numerator of which is the proj-

      ected annual benefit of the Participant under the defined benefit plan and the denominator of which is the lesser of:

                    (i) the product of 1.25 and $90,000 (effective

      January 1, 1987, adjusted to reflect any cost of living increases provided in accordance with section 415 of the Code), or

                    (ii) the product of 1.4 and 100% of the Participant's

      average annual 415 Compensation for his high three consecutive years; and

               (b)  is a fraction, the numerator of which is the sum of

      all Annual Additions for all years during which he was a Par-

      ticipant and the denominator of which is the sum of the lesser of

      (i) and (ii) for each year during which the Participant was an

      Employee of the Employer:

                    (i) the product of 1.25 and the dollar limitation in

      effect under Section 415(c)(1)(A) of the Code for such year, or

                    (ii) the product of 1.4 and 25% of the Participant's

      415 Compensation for such year.

               Section 5.6.  Statements.  The Trustee shall furnish each

      Participant at such times as determined by the Committee,

      statements reflecting the fair market value of the Participant's

      Accounts under the Plan as of the most recent Valuation Date and the number of shares of Stock in his Accounts as of such Date.
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                                ARTICLE VI

                          INVESTMENT DIRECTIONS

               Section 6.1.  Investment of Employer Contributions and

      Profit Sharing Plan Rollovers.  Each Participant may direct the investment of 50% or 100% of the funds credited to his Employer

      Contribution Account and Profit Sharing Plan Rollover Account

      hereunder, in accordance with this Section and such rules as may be established by the Committee, into a separate Fixed Income Fund established by the Committee.  Each Participant shall be notified by the Committee upon first becoming a Participant and, thereafter,

      at the time specified by the Committee, of his right to make an election under this Section.  Such election shall be made on a form supplied by the Committee and shall be filed with the Committee at least 30 days prior to the date as of which it is to become effective, unless the Committee waives this requirement.  As of the date on which an election becomes effective, the Committee shall cause the Participant's Employer Contribution Account and Profit

      Sharing Plan Rollover Account to be valued and cause the elected portion of the Participant's Employer Contribution Account and

      Profit Sharing Plan Rollover Account to be invested in the Fixed

      Income Fund.  Thereafter, 50% or 100%, as elected, of all future amounts credited to the Participant's Employer Contribution Account and Profit Sharing Plan Rollover Account for a period of five (5)

      Plan Years shall be invested in the Fixed Income Fund and shall continue to be so invested until the Participant notifies the

      Committee of a change in investment direction; provided, however,
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

      that a Participant who directs that amounts credited to his

      Employer Contribution Account and Profit Sharing Plan Rollover

      Account and all future allocations be invested in the Fixed Income

      Fund may not change such direction for a period of five (5) Plan

      Years.  Thereafter, a change request shall be in writing on a form supplied by the Committee and shall be filed with the Committee at least 30 days prior to the date as of which it is to become effective, unless the Committee waives this requirement.  No change request may thereafter be made for another period of five (5) Plan

      Years.

               Notwithstanding the foregoing, any Participant upon

      reaching age 60, may make an election at the time prescribed by the

      Committee, to direct that 50% or 100% of the amounts credited to his Employer Contribution Account and Profit Sharing Plan Rollover

      Account and such percentage of any further allocations be invested in the Fixed Income Fund.  A Participant making this election may not change his election for a period of five (5) Plan Years.  The

      Fixed Income Fund, shall be separately valued on each Valuation

      Date as required, and on the Valuation Date occurring at the end of each Plan Year.  All Participants' Employer Contribution Accounts

      and Profit Sharing Plan Rollover Accounts invested in such Fund shall be adjusted so that each Employer Contribution Account and

      Profit Sharing Plan Rollover Account reflects its portion of the value of such Fund in the proportion that such Employer

      Contribution Account and Profit Sharing Plan Rollover Account bore to the aggregate value of all Employer Contribution Accounts
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      invested in the Fixed Income Fund immediately after the addition of the Employer Contributions to the Fixed Income Fund for the

      preceding Plan Year.  Notwithstanding anything herein to the contrary, the Committee may reduce the five (5) Plan Year period referred to herein if necessary in order to initially enter into a contractual arrangement for the establishment or continuation of the Fund.

               Section 6.2.  Investment of Salary Reduction

      Contributions.  Each Participant shall, in the manner prescribed by the Committee, direct that the total of his Salary Reduction

      Contributions be paid into and invested in any one or more of the

      Investment Funds in such percentages as the Participant may direct,

      provided that each pay period's investment in any Investment Fund shall be in increments of twenty-five percent (25%) of the

      Participant's Salary Reduction Contributions. If the Stock Fund is

      an available Investment Fund, no Participant may direct the investment of more than $2,500.00 into the Stock Fund in any Plan

      Year.  The percentage allocation of a Participant's future Salary

      Reduction Contributions to be paid into and invested in the

      Investment Funds may be changed as of any March 1 or September 1 by giving written notice, in the manner prescribed by the Committee at least seven days before the change is to become effective.

               Section 6.3.  Investment of Rollover Accounts.  In

      accordance with rules and regulations issued by the Plan

      Administrator, each Participant shall have the right to direct that his Profit Sharing Plan Rollover Account and/or his Savings Plan
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      Rollover Account, if any, be invested in the manner prescribed in

      Section 6.2.

               Section 6.4.  Transfer of Investments.  A Participant may

      transfer any portion, in twenty-five percent (25%) increments, of his interest in any Investment Fund attributable to Salary

      Reduction Contributions to any one or a combination of the other

      Investment Funds as of any April 1 or October 1 of any Plan Year,

      by giving written notice in the manner prescribed by the Committee at least 35 days before the transfer is to become effective.

               Section 6.5.  Notice.  Any direction or notice pursuant to

      Section 6.1, 6.2, 6.3 and/or 6.4 shall be made in accordance with such rules as may be established by the Committee.  If a

      Participant fails to make any direction, his Salary Reduction

      Contributions shall be invested automatically in a fixed income

      Investment Fund designated by the Committee.

               Section 6.6.  Reliance on Investment Direction.  All

      investment directions or notices by Participants pursuant to

      Section 6.1, 6.2, 6.3 or 6.4 shall be timely furnished by the

      Committee to the Trustee.  In making any investment of Plan assets,

      the Trustee shall be fully entitled to rely on such directions or notices furnished by the Committee and shall be under no duty to make any inquiry or investigation with respect thereto.  If the

      Trustee receives any Salary Reduction Contribution under the Plan that is not accompanied by written instructions directing its investment, the Trustee may hold or return all or a portion of the

      Salary Reduction Contribution uninvested without liability for loss
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      of income or appreciation pending receipt of proper investment directions.

               Section 6.7  Valuation of Fund and Allocation of Gains and

      Losses.  The entire Fund shall be appraised annually as of the

      Valuation Date occurring December 31 of each year to determine its fair market value.  The Fund shall also be appraised at other Valu-

      ation Dates as directed by the Committee, in its sole discretion.

      The appraisal on each Valuation Date shall be made before addition of the Employer Contribution for the Plan Year that includes the

      Valuation Date, but any appraisal shall take into consideration all income received and accrued, all realized and unrealized gains and losses and all expenses chargeable to the Fund.  Thereupon, all

      Participants' Accounts shall be adjusted so that each Account reflects its portion of the new value of the Fund in the proportion that such Account bore to the aggregate value of all Accounts immediately after addition of the Employer Contributions for the preceding Plan Year.
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                                ARTICLE VII

                           RETIREMENT BENEFITS

               Section 7.1.  Normal Retirement.  Upon reaching his Normal

      Retirement Age, a Participant shall receive the entire amount standing to the credit of his Account, adjusted under Article V as of the close of the Valuation Date immediately preceding or coinciding with his Normal Retirement Date, payable in the form of:  (a) a lump-sum payment; or (b) a series of regular annual payments (each annual payment to include all income for such year attributable to the Participant's undistributed interest in the

      Fund) resulting in the distribution of the Participant's entire account within a ten-year or shorter period.  The form of payment shall be determined by the Participant.  Notwithstanding anything herein to the contrary, with respect to amounts attributable to a

      Participant's Salary Reduction Contribution Account and Savings

      Plan Rollover Account, a Participant may make a written election,

      in the manner prescribed by the Committee, distribution to a

      Participant or a beneficiary hereunder may consist in whole or in part of the Participant's share of the Investment Fund or Funds in which his Account is invested in accordance with Article VI,

      including any certificates for Stock held in the Stock Fund.  In making any such distribution under the Plan, the Trustee shall be fully entitled to rely on the instructions furnished by the

      Committee and shall be under no duty to make any inquiry or investigation with respect thereto.
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               Section 7.2.  Early Retirement.  A Participant who has at-

      tained age fifty-five and has credit for six Years of Service may retire at any time prior to his Normal Retirement Age, and in such event he shall receive distribution of his benefits upon such early retirement in the manner provided in Section 7.1 hereof.

               Section 7.3.  Postponed Retirement.  A Participant may

      retire on the first day of any month following his Normal Retire-

      ment Date.  Notwithstanding the foregoing and in accordance with

      Section 12(c) of the Age Discrimination in Employment Act, nothing in this Section shall prohibit the compulsory retirement of any

      Employee who has attained age 65 and who for the two-year period immediately before retirement is employed in a bona fide executive or high policy-making position, provided that such Employee is entitled to an immediate nonforfeitable annual retirement benefit payable from this or any other pension, profit-sharing, savings or deferred compensation plan or any combination of such plans main-

      tained by the Employer, which benefit equals in the aggregate at least $44,000.

               Section     Section 7.4.  Transfer to Affiliated Company.

      Transfer of an Employee to the service of an Affiliated Company which is not a Participating Employer or the termination of a corporation's status as a Participating Employer (while remaining an Affiliated Company) under the Plan shall not be treated as a

      Severance under the Plan, and, in such event, benefits shall be payable in accordance with this Article VII upon the Participant's termination of Service.  Notwithstanding the foregoing, an Employee
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

      who transfers to the service of an Affiliated Company and who is fully vested under the provisions of Section 10.1, shall be entitled to a withdrawal of all, but less than all, of the amounts credited to his Employer Contribution Account and Profit Sharing

      Plan Rollover Account as of the Valuation Date coinciding with or immediately preceding his date of transfer.
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                                ARTICLE VIII

                                 DISABILITY

               Section 8.1.  Disability Benefit.  A Participant who

      incurs a Disability shall be entitled to retire and receive the entire amount standing to his credit in his Account, computed as of the close of the Valuation Date immediately preceding or coinciding with the date of Disability, payment to be made in such manner as the Committee may determine having regard for the preferences of the Participant but treating all persons in similar circumstances alike.  Notwithstanding anything herein to the contrary, with respect to amounts attributable to a Participant's Salary Reduction

      Contribution Account and Savings Plan Rollover Account, a

      Participant may make a written election, in the manner prescribed by the Committee, distribution to a Participant or a beneficiary hereunder may consist in whole or in part of the Participant's share of the Investment Fund or Funds in which his Account is invested in accordance with Article VI, including any certificates for Stock held in the Stock Fund.  In making any such distribution under the Plan, the Trustee shall be fully entitled to rely on the instructions furnished by the Committee and shall be under no duty to make any inquiry or investigation with respect thereto.

               Section 8.2.  Determination of Disability.  The fact and

      time of Disability shall be determined by the Committee on the basis of independent medical evidence, and such determination shall be conclusive.  However, if a Participant is determined to be elig-

      ible for disability benefits under Social Security by the Social
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

      Security Administration that determination shall be binding upon the Committee.
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
                                ARTICLE IX

                              DEATH BENEFITS

               Section 9.1.  Death Benefit.  In the event a Participant

      dies while an Employee of the Employer or after retirement or other termination of service while benefits on his behalf remain undis-

      tributed from the Fund, the entire amount of his Account attribut-

      able to Employer Contributions or its undistributed balance valued as of the Valuation Date immediately preceding his death, as the case may be, shall be distributed to the designated beneficiary or beneficiaries of the Participant set forth in his most recent beneficiary designation filed with the Committee.  In the absence of an effective designation, the Committee shall direct distribu-

      tion to and among the following persons with priority in the order named:  (a) surviving Spouse; (b) surviving children; (c) surviving parents; (d) surviving brothers and sisters and (e) executor or administrator.  Notwithstanding anything herein to the contrary,

      with respect to amounts attributable to a Participant's Salary

      Reduction Contribution Account and Savings Plan Rollover Account,

      a Participant may make a written election, in the manner prescribed by the Committee, distribution to a Participant or a beneficiary hereunder may consist in whole or in part of the Participant's share of the Investment Fund or Funds in which his Account is invested in accordance with Article VI, including any certificates for Stock held in the Stock Fund.  In making any such distribution under the Plan, the Trustee shall be fully entitled to rely on the
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

      instructions furnished by the Committee and shall be under no duty to make any inquiry or investigation with respect thereto.

               Section 9.2.  Designation of Beneficiary.  Each

      Participant shall, by written notice to the Committee, designate a beneficiary or beneficiaries to receive any payment to which such

      Participant may be entitled under the Plan at the time of his death.  If a Participant designates a beneficiary (including any class of beneficiaries or any contingent beneficiaries) other than or in addition to his Spouse, the Spouse of the Participant must consent in writing to such beneficiary designation on a form provided by the Committee, which consent shall be irrevocable.

      Such consent shall acknowledge the financial effect of the election on the Spouse's right to benefits under the Plan, and shall be witnessed by the Chairman of the Committee, a Plan representative designated by the Committee or a notary public.  the spousal consent requirement may be waived if it is established, to the satisfaction of the Committee, that the consent may not be obtained because there is no Spouse, because the Spouse cannot be located after reasonable efforts have been made, or because other

      circumstances exist to excuse spousal consent under applicable regulations.  Any beneficiary designation made by a Participant which does not meet the requirements of this Section shall be deemed null and void.  The Participant shall have the right to change a beneficiary designation or any subsequent beneficiary designation, subject to the spousal consent provisions of this

      Section.
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

                                ARTICLE X

             VESTED BENEFITS UPON TERMINATION OF SERVICE

               Section 10.1.  Termination of Service.  Whenever a Par-

      ticipant's Service with the Employer is terminated prior to his

      Normal Retirement Date or his Early Retirement Date, if applicable,

      for reasons other than death or Disability, vested interest in his

      Account shall be determined as of his Date of Severance and valued in Accordance with Section 10.5 as follows:

               (a)  Vested interest in his Employer Contribution Account

      shall be determined on the basis of the number of Years of Service credited to him in accordance with Section 2.50 as follows:

                    (i)  For Plan Years beginning prior to January 1,

      1989:

           Years of Service                   Vested Interest
           ----------------                   ---------------
           Less than 2                          0%
                     2                         10%
                     3                         20%
                     4                         30%
                     5                         50%
                     6 or more                100%

                 (ii)  For Plan Years beginning on or after January 1,

      1989:

           Years of Service                   Vested Interest
           ----------------                   ----------------
           Less than 2                          0%
                     2                         10%
                     3                         20%
                     4                         40%
                     5                         70%
                     6 or more                100%

      Amounts in excess of the value of the Participant's vested interest in his Employer Contribution Account shall be forfeited as of the date the Participant's Service terminates, and shall be reallocated among remaining Participants in accordance with Section 10.3.

      Participants who were Participants in the IOT Corporation Profit

      Sharing Plan effective June 30, 1975, may nevertheless elect to have their vested interest computed under Section 10.1 of that plan.  A Participant shall be fully vested in his Employer

      Contribution Account upon attainment of his Normal Retirement Age,

      or upon his Early Retirement Date, death or Disability.

                (b)  A Participant shall, at all times, have a 100%

      vested interest in the value of his Salary Reduction Contribution

      Account.

                (c)  A Participant shall, at all times, have a 100%

      vested interest in the value of his Profit Sharing Plan Rollover

      Account and his Savings Plan Rollover Account.

                Section 10.2.  No Forfeiture After Termination of Plan.

      No forfeiture shall occur under this Article X if the Plan has been previously terminated by the Employer or if Employer Contributions have been completely discontinued.

                Section 10.3.  Allocation of Forfeitures.  All for-

      feitures arising under Section 10.1(a) shall remain as part of the

      Fund and shall be allocated among the Employer Contribution

      Accounts of all other Participants on the Valuation Date coincident with or next succeeding the event giving rise to such forfeiture in the same manner as contributions to the Fund under Section 5.1.

                Section 10.4.  Re-employment Before Break in Service.  If

      the Participant is reemployed by the Employer prior to incurring
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

      five (5) consecutive Breaks in Service, he shall have restored to his Employer Contribution Account any forfeited amount; provided,

      however, that if the Participant has received a distribution of all or part of his vested interest in the Plan in accordance with the provisions of this Article X hereof on account of incurring a termination of Service, then such restoration shall not occur unless such Participant repays the amount distributed prior to the earlier of (a) five years after the Participant's Date of

      Reemployment, or (b) the occurrence of five consecutive Breaks in

      Service.  Any amounts restored shall be paid first from forfeitures for the current Plan Year and, where such forfeitures are not sufficient, from additional contributions by the Employer.  The

      Committee shall maintain or cause to be maintained a record of the amounts forfeited in accordance with the above.  The Committee shall inform the Employer of any amounts required to be restored hereunder, and the Employer shall pay such amounts within thirty

      (30) days of such notice.
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                                ARTICLE XI

                        DISTRIBUTION OF BENEFITS

               Section 11.1.  Time of Distribution.

               (a)  With respect to amounts attributable to a

      Participant's Employer Contribution Account and Profit Sharing Plan

      Rollover Account, if a Participant incurs a Date of Severance for any reason, he (or his beneficiary in the event of his death) shall receive a distribution of his vested interest in his Employer

      Contribution Account and Profit Sharing Rollover Account as soon as practicable following the Valuation Date as of which his benefit is determined under this Section but in no event later than 60 days following the later of:

                    (i) the end of the Plan Year in which his Normal

      Retirement Date would occur (whether or not he remains employed to that date);

                    (ii) the tenth anniversary of the date the Partici-

      pant began to participate in the Plan; or

                    (iii) the Participant's Date of Severance; provided,

      however, that no distribution shall be made to a Participant prior to his Normal Retirement Age (except in the event of his death)

      unless the Participant consents to the distribution.  A

      Participant's Employer Contribution Account and Profit Sharing Plan

      Rollover Account shall be valued on the Valuation Date coinciding with or immediately succeeding the event giving rise to the distribution; provided, however, that if a Participant's Date of

      Severance occurs prior to June 30 and such Participant is entitled
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

      to an Employer Contribution for the Plan Year, such Participant may elect to delay distribution of his Employer Contribution Account and Profit Sharing Plan Rollover Account (and the valuation of such

      Accounts) until the Valuation Date coinciding with or immediately succeeding the date on which the Employer Contribution for the Plan

      Year is allocated to his Employer Contribution Account; and

      provided further, that if a Participant's Date of Severance occurs on or after June 30 as such Participant is not entitled to an

      Employer Contribution for the Plan Year, his Employer Contribution

      Account shall be valued on the Valuation Date coinciding with or immediately preceding his Date of Severance.  If a Participant has attained his Normal Retirement Age at the time distribution becomes due, the Participant or his beneficiary may elect, in the manner and at time prescribed by the Plan Administrator, to defer the receipt of all, but not less than all, of the distribution otherwise to be made to him until any subsequent Plan Year but not later than the Required Distribution Date.  Notwithstanding the foregoing, if the total nonforfeitable amount credited to the

      Account of the terminated Participant does not exceed $3,500, the

      Committee, in its sole discretion, may distribute such amount in a lump sum at any time without the Participant's or beneficiary's consent.  Any amounts not distributed under this Section shall remain a part of the Fund and shall continue to share in income,

      gains and losses, but not in forfeitures.  Notwithstanding anything herein to the contrary, if a Participant incurs a Date of Severance by reason of his voluntary resignation before he has attained age

      25, no distribution shall be made prior to the second Valuation

      Date following his Date of Severance.

               (b)  With respect to amounts attributable to a

      Participant's Salary Reduction Contribution Account and Savings

      Plan Rollover Account, if a Participant incurs a Date of Severance for any reason, he (or his beneficiary in the event of his death)

      shall receive a distribution of his vested interest in his Salary

      Reduction Contribution Account and Savings Plan Rollover Account as

      soon as practicable after such Valuation Date; provided that (a) no such distribution shall be made to a Participant prior to his

      Normal Retirement Age unless the Participant consents to the distribution as provided in section 411(a)(11) of the Code (except for distributions made as a result of the Participant's death), and

      (b) distribution to a Participant who fails to so consent shall be made on such date (not later than the Required Distribution Date)

      as the Participant may elect in writing (in the manner and at the time prescribed by the Committee), or, if the Participant fails to make such an election, as soon as practicable after the Valuation

      Date coinciding with or immediately following the date the

      Participant attains his Normal Retirement Age.  Any amounts not distributed under this Section shall remain a part of the Fund and shall continue to share in income, gains and losses.  Each distribution shall be made not later than 60 days after the

      Valuation Date on which the value of the distribution is measured.

      Notwithstanding the foregoing, if the value of the Participant's

      Account is less than or equal to $3,500.00 as of the Valuation Date coinciding with or immediately following the final pay transfer to the administrator of the Plan, his Account shall be distributed as soon as practicable after such Valuation Date.

               Section 11.2.  Required Distributions.  A Participant's

      interest in his Accounts (a) shall be distributed to him no later than the Required Distribution Date, or (b) shall be distributed beginning no later than the Required Distribution Date in install-

      ments pursuant to Section 7.1(b); provided, however, that the period over which distributions are made does not extend beyond the life expectancy of the Participant or the joint life expectancies of the Participant and his beneficiary (determined as of the time when payment of benefits commences and where the Spouse is the beneficiary, at the election of the Committee in its sole discre-

      tion redetermined annually).  If distribution has commenced in accordance with clause (b) of the preceding sentence and the

      Participant dies before his entire interest has been distributed to him, his remaining interest shall be distributed over the remaining number of installments payable as of the date of his death.  If a

      Participant dies before the distribution of his interest has begun the Participant's entire interest shall be distributed within five years after his death.  The preceding sentence shall not apply,

      however, if any portion of the Participant's interest is payable to

      (or for the benefit of) a beneficiary over a period not extending beyond the life expectancy of such beneficiary and distribution begins not later than one year after the date of the Participant's death or such later date permitted under applicable regulations.

      If the beneficiary referred to in the preceding sentence is the surviving Spouse of the Participant, distributions are not required to begin earlier than the date on which the Participant would have attained age 70 1/2.  If the surviving Spouse dies before dis-

      tributions begin, the five-year distribution requirement shall be applied as if the surviving Spouse were the Participant.

               Section 11.3  Direct Rollovers.  In the event any payment

      or payments (excluding any amount not includible in gross income)

      to be made to an individual pursuant to this Article XI would constitute an "eligible rollover distribution" within the meaning of section 401(a)(31)(C) of the Code and regulations thereunder,

      such individual may request that, in lieu of payment to the individual, all or part of such eligible rollover distribution be rolled over directly to the trustee or custodian of an "eligible retirement plan" within the meaning of section 401(a)(31)(C) of the

      Code and regulations thereunder.  Any such request shall be made in writing, on the form and subject to such requirements and

      restrictions as may be prescribed by the Plan Administrator for such purpose pursuant to Treasury regulations, at such time in advance of the date payment would otherwise be made as may be required by the Plan Administrator.  For purposes of this Section,

      an "individual" shall include an Employee or former Employee or (a)

      his surviving spouse or (b) his spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order.
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

      The provisions of this Section 11.3 shall be construed to comply with the requirements set forth in section 401(a)(31) of the Code and any regulations thereunder.
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

                                ARTICLE XII

                              LIFE INSURANCE

               Section 12.1.  Purchase of Life Insurance on Request.  At

      the written request of any person who has been a Participant on three consecutive Anniversary Dates, the Committee shall direct the

      Trustee to purchase one or more contracts of ordinary, cash value life insurance on the life of the Participant from an insurance company approved by the Committee.  The Participant's request shall specify the face amount of the insurance contracts and be

      accompanied by applications for the contracts completed by the

      Participant who will be solely responsible for selection of options under any contract which options shall be consistent with the

      Plan.  The Trustee shall be the owner of such contracts but the

      Participant shall have the right to designate the beneficiaries thereof (which may be different than the person(s) designated to receive the value of his account under Section 9.1 of the Plan).

      Premiums on such contracts shall be paid by the Trustee from

      Employer Contributions under the Plan that would otherwise be allo-

      cated to the insured Participant's Employer Contribution Account or from funds withdrawn from the insured's Employer Contribution

      Account.  If Employer Contributions that may be applied to pay premiums on insurance contracts are not sufficient to maintain them in full, the Participant shall instruct the Committee as to his election under the contracts.  If he fails to instruct the

      Committee within the period required under the contracts, the

      Committee shall direct the Trustee to surrender the contracts for
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

      their cash value and allocate the proceeds to the Participant's

      Employer Contribution Account.

               Section 12.2.  Cash Value of Insurance.  For purposes of

      determining the value of an insured Participant's Employer

      Contribution Account under Section 6.7 of the Plan, no value shall be assigned to the insurance contracts.  However, the cash value of such contracts shall be treated as a part of the value of an insured Participant's Employer Contribution Account under Sections

      7.1 and 10.1 hereof.

               Section 12.3.  Transfer of Policy Upon Termination.  Upon

      termination of Service under Section 9.1 hereof, a Participant may request in writing that any insurance contracts on his life be assigned to him by the Trustee if the Participant shall (a) first pay that portion of the then determined cash surrender value thereof that exceeds his vested interest therein (as determined under Section 10.1 hereof) to the Trustee or, (b) alternatively,

      authorize the Trustee to borrow that portion of the cash surrender value that exceeds his vested interest therein and then assign the contracts to the Participant who shall be solely responsible for premium payments and payments of principal and interest on the insurance contract loan.  In the absence of such request the

      Trustee shall surrender any insurance contracts on the life of an

      Employee to whom Section 10.1 applies and allocate the proceeds to his Employer Contribution Account and Employer Contribution

      Accounts of other Participants pursuant to Section 10.3 of the

      Plan.

               Section 12.4.  Limitation on Employer Contributions

      Allocated to Insurance.  In no event shall the aggregate Employer

      Contributions made on behalf of a Participant and allocated to the purchase of ordinary life insurance contracts on his life equal fifty percent or more of the total of all Employer Contributions made on behalf of the Participant.

               Section 12.5.  Transfer of Contracts.  The Trustee shall

      deliver any life insurance contracts covering the Participant to the Participant upon his Normal or Early Retirement Date or upon his retirement for Disability or, at the Participant's written request, surrender them for their cash values which shall be delivered to the Participant.
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

                                ARTICLE XIII

                           WITHDRAWALS AND LOANS

               Section 13.1.  Withdrawals From Employer Contribution

      Account and Profit Sharing Rollover Account.  Upon submitting an application, in the manner prescribed by the Committee, at least thirty (30) days prior to the Valuation Date as of which it is to become effective (unless the Committee, in its sole discretion,

      permits a later application), a Participant may request a with-

      drawal of his vested interest in his Employer Contribution Account and Profit Sharing Plan Rollover Account.  The amount of any withdrawal, under this Section, or any loan under Section 13.3,

      when added to all prior withdrawals under this Section, and the outstanding balance of any loan under Section 13.3, shall not exceed 50 percent of the product of:

               (a)  the Participant's highest Employer Contribution

      Account and Profit Sharing Plan Rollover Account balances as of any

      Valuation Date up to and including the Valuation Date preceding the loan or withdrawal by two years, plus any withdrawals and any outstanding loan balance prior to such date, less any net deprecia-

      tion in Employer Contribution Account and Profit Sharing Plan

      Rollover Account assets from such date; and

               (b)  his current vested interest (percentage).

      Notwithstanding the foregoing, no amounts may be withdrawn from the

      Participant's Employer Contribution Account and Profit Sharing Plan

      Rollover Account unless they have been credited to the

      Participant's Employer Contribution Account and Profit Sharing Plan
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

      Rollover Account for at least twenty-four months.  The minimum amount of any withdrawal shall be $2,500 or such higher amount as specified by the Committee and any request shall be in integral multiples of $500.

               Section 13.2.  Withdrawals From Salary Reduction

      Contribution Account and Savings Plan Rollover Account.  A

      Participant may request a withdrawal of all or any part of the amount of his Salary Reduction Contribution Account and Savings

      Plan Rollover Account, upon giving a written request in the manner prescribed by the Committee.  A withdrawal may be not less than

      $1,000.00, and no more than one withdrawal may be made in any Plan

      Year.  Payment to the Participant of the amount subject to the withdrawal request shall be made as soon as administratively possible after the request is received but in any event within ninety days after the request.  Any withdrawal shall be subject to the following limitations:

               (a) Subject to the provisions of subparagraph (b), no

      amounts may be withdrawn from a Participant's Salary Reduction

      Contribution Account unless he has attained age 59-1/2.

               (b) Notwithstanding the age limitation imposed by

      subparagraph (a), if the Committee determines, on a uniform,

      nondiscriminatory basis, and on the basis of all relevant facts and circumstances, that a withdrawal is requested on account of an immediate and heavy financial need of the Participant, and the withdrawal is necessary to satisfy such financial need, the

      Committee may permit the Participant to withdraw any amounts
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

      standing to his credit in his Salary Reduction Contribution

      Account.  A withdrawal request shall be deemed to be on account of an immediate and heavy financial need if it is on account of:

                    (i)  expenses for medical care described in section

      213(d) of the Code incurred by the Participant, his Spouse or dependents, as defined in section 152 of the Code, (or as the distribution is necessary for such persons to obtain such medical care);

                    (ii)  costs directly related to the purchase

      (excluding mortgage payments) of a principal residence for the

      Participant;

                    (iii) payment of tuition and related educational fees

      for the next 12 months of post-secondary education for the

      Participant, his Spouse or his dependents; or

                    (iv) the need to prevent the eviction of the

      Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

          A withdrawal shall be deemed to be necessary to satisfy the

      Participant's financial need, and shall be approved subject to the following provisions:

                    (i)  the distribution shall not be in excess of the

      amount of the immediate and heavy financial need of the

      Participant, including any amounts necessary to pay any federal,

      state or local income taxes or penalties reasonably anticipated to result from the distribution;
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

                    (ii) the Participant shall first obtain all

      withdrawals, other than hardship withdrawals, under the Plan;

                    (iii) the Participant's Salary Reduction

      Contributions shall be suspended for a 12-month period beginning on the date the withdrawal is received; and

                    (iv) the amount of Salary Reduction Contributions

      made by the Participant in the Plan Year succeeding the Plan Year in which the withdrawal occurs shall not exceed the dollar limit specified in Section 4.5(a) less all Salary Reduction Contributions made in the Plan Year in which the withdrawal occurs.

               Anything to the contrary herein notwithstanding, effective

      July 1, 1989, income, earnings, or appreciation attributable to

      Salary Reduction Contributions and allocated to the Participant's

      Salary Reduction Contribution Account after December 31, 1988 may not be distributed on account of hardship.

               Section 13.3.  Loans.  Not more frequently than once in

      any Plan Year, and effective as of January 1 (or, with respect to amounts attributable to a Participant's Salary Reduction Account or

      Savings Plan Rollover Account, July 1) of the Plan Year, a

      Participant (or former Participant or beneficiary who is a "party in interest" as defined in Section 3(14) of ERISA) may request a loan from the Plan.  Application for a loan must be submitted in writing, in the manner and at the time prescribed by the Committee.

      The Committee shall direct the Trustee to make loans in accordance with the following provisions:

               (a)  The minimum amount of any loan shall be $1000.
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

               (b)  With respect to loans from a Participant's Employer

      Contribution Account or Profit Sharing Plan Rollover Account, the

      loan shall be subject to the limitations set forth in the second sentence of Section 13.1.

               (c)  With respect to loans from a Participant's Salary

      Reduction Contribution Account or Savings Plan Rollover Account,

      the amount of all loans outstanding at any time for a borrower

      (including any loans made under any other "qualified" plans of the

      Employer or an Affiliated Company) shall not exceed 50% of the balance in his Accounts.

               (d)  The amount of any loan, when added to the highest

      outstanding balance of all loans from the Plan (or under any other

      "qualified" plan of the Employer or an Affiliated Company) during the one-year period ending on the day before the date on which the loan is made, may not exceed $50,000.

               (e)  No more than one loan may be outstanding from the

      Plan at any time.  In the event that a borrower requests a loan while any portion of the balance of a prior loan remains

      outstanding, the new loan, if approved, shall include the

      outstanding balance of the prior loan which prior loan shall be deemed paid.

               (f)  Approval of loans, and the determination of the terms and conditions of the loans shall be subject to the discretion of the Committee, which discretion shall be exercised within each class of borrowers (Participants, former Participants or

      beneficiaries) on a reasonably equivalent basis.

               (g)  Interest on the unpaid principal shall be at a

      reasonable rate to be determined by the Committee in accordance with generally prevailing market conditions for similar types of loans.

               (h)  Unless otherwise specified, no loan shall have a term in excess of five years, and the loan shall be repaid on a schedule providing for level amortization determined by the Committee.

               (i)  Each loan shall be considered a separate Investment

      Fund for purposes of Article VI, and the borrower shall specify from which Investment Fund or Funds his interest is to be

      liquidated to provide the loan principal.

               (j)  If any installment of a loan to a borrower is unpaid

      on the date that he or his beneficiary becomes entitled to any distribution from the Fund, or is unpaid upon termination of employment or cessation of party-in-interest status, or is otherwise unpaid for thirty days, such loan, in all events and notwithstanding the terms thereof, shall become immediately due and payable on such date.  If repayment is not made within thirty days thereafter, the amount of the loan, together with any accrued unpaid interest thereon, shall be deducted from the amount of any distribution to which the borrower or his beneficiary may become entitled and shall be treated as a current distribution.

               (k)  Repayments of loans shall be by payroll deduction or,

      in the event the borrower is not on the Employer's payroll, by direct payment from the borrower to the Fund.  A borrower may prepay a loan in full at any time without penalty; provided, however, that such borrower may not request a new loan during the twelve month period following the date of the prepayment.

               Section 13.4.  Duties of Trustee.  All loans or withdrawal payments to a Participant under the Plan shall be made by the

      Trustee from the Accounts of the Participant only upon receipt of written instructions furnished by the Committee setting forth the amount of the loan or withdrawal payment and the name and address of the recipient.  In making any such loan or withdrawal payment under the Plan, the Trustee shall be fully entitled to rely on the instructions furnished by the Committee and shall be under no duty to make any inquiry or investigation with respect thereto.

               Section 13.5.  Spousal Consent to Loans or Withdrawals.

      No withdrawal or loan request shall be granted unless the Spouse of the Participant consents in writing to such withdrawal or loan on a form provided by the Committee.  Such consent shall acknowledge the effect of the withdrawal or loan on the Participant's benefit under the Plan, shall be witnessed by the Chairman of the Commit-

      tee, a plan representative designated by the Committee or a notary public, and shall be irrevocable.  Spousal consent may be waived if it is established to the satisfaction of the Committee that the consent may not be obtained because there is no Spouse, because the

      Spouse cannot be located, or because of other circumstances as may be prescribed by applicable regulations.
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                                ARTICLE XIV

                  SPECIAL PROVISIONS FOR TOP-HEAVY PLANS

               Section 14.1.  General Rule.  Notwithstanding any pro-

      vision in the Plan to the contrary, for any Plan Year in which the

      Plan is determined to be a Top-Heavy Plan, the provisions of this

      Article XIV shall become effective.

               Section 14.2.  Determination of Top-Heavy Status.  The

      Plan shall be considered a Top-Heavy Plan for the Plan Year, if, as of the last day of the first Plan Year and thereafter, as of the last day of the preceding Plan Year (the "Determination Date"):

               (a)  the value of the sum of all Accounts of Participants

      who are Key Employees (as defined below) exceeds 60% of the sum of all Accounts of all Participants, or

               (b)  the Plan is part of an Aggregation Group and such

      Aggregation Group is determined to be a Top-Heavy Group (as defined in section 416(g)(2)(B) of the Code).

               In determining the above Top-Heavy ratio, the Account

      balances of an Employee (a) who is a Non-Key Employee (defined for purposes of this Article as an Employee who is not a Key Employee)

      but who was a Key Employee in any prior Plan Year or (b) who has not performed services for the Employer maintaining the Plan at any time during the five-year period ending on the applicable

      Determination Date are disregarded.

               A Key Employee is defined as any Employee, former Employee or the Beneficiary of such Employee who, at any time during a Plan

      Year or the immediately preceding four (4) Plan Years is:  (a) an
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

      officer of the Employer having annual 415 Compensation greater than

      150 percent of the amount in effect under section 415(c)(1)(A) of the Code for any Plan Year; (b) one of the ten (10) Employees who

      own the largest interests in the Employer; (c) a five percent (5%)

      owner of the Employer; or (d) a one-percent (1%) owner of the

      Employer having annual 415 Compensation from the Employer of more than one-hundred-fifty-thousand dollars ($150,000).

               For purposes of this Section, Aggregation Group means (a)

      each plan of the Employer or an Affiliated Company in which a Key

      Employee participates, including any terminated plans which are maintained within the five-year period ending on the applicable

      Determination Date, and (b) each other plan of the Employer or an

      Affiliated Company which enables such plan to meet the requirements of section 401(a)(4) or 410 of the Code.  The foregoing

      notwithstanding, the Employer may treat any plan not required to be included in the Aggregation Group as being part of such group if such group would continue to meet the requirements of sections

      401(a)(4) and 410 of the Code with such plan being taken into account.

               Section 14.3.  Minimum Contributions.  For any Plan Year

      in which the Plan is determined to be a Top-Heavy Plan pursuant to

      Section 14.2, the Employer Contributions for such Plan Year for each Participant who is a Non-Key Employee shall not be less than the lesser of

               (a)  3% of the Participant's 415 Compensation for such

      Plan Year, or

               (b)  the percentage at which Employer Contributions are

      made or are required to be made under the Plan for the Plan Year for the Key Employee for whom such percentage is the highest.

      Notwithstanding the foregoing, if a Participant is also partici-

      pating in another defined contribution plan maintained by the Em-

      ployer, the minimum contribution hereunder may be reduced in ac-

      cordance with regulations issued under section 416(f) of the Code.

      If a Participant is also participating in a defined benefit plan maintained by the Employer, "5%" shall be substituted for "3%" in paragraph (a) of this Section.

               The Employer Contributions referred to above will be

      provided to each Non-Key Employee who is a Participant who has not separated from service at the end of the Plan Year, regardless of such Employee's number of Hours of Service, Compensation, or whether such Employee had made any contribution to the Plan.

               Section 14.4.  Minimum Vesting.  For any Plan Year in

      which the Plan is determined to be a Top-Heavy Plan pursuant to

      Section 14.2, each Participant's Account shall become vested in accordance with the following schedule:

           Years of Service                   Vested Interest
           ----------------                   ---------------
           Less than 2                          0%
                     2                         20%
                     3                         40%
                     4                         60%
                     5                         80%
                     6 or more                100%

      The foregoing notwithstanding and subject to the provisions of

      Section 17.2, if the Plan ceases to be Top-Heavy, the provisions of

      Section 10.1 shall thereafter apply.

                Section 14.5.  Adjustments to Maximum Limits on Benefits

      and Contributions.  For any Plan Year in which the Plan is deter-

      mined to be a Top-Heavy Plan pursuant to Section 14.2, paragraphs

      (a)(i) and (b)(i) of Section 5.5 shall be read by substituting the number "1.00" for the number "1.25", wherever it appears.

      Notwithstanding the foregoing, no adjustment shall be made to

      Section 5.5 if the following requirements are met:

                (a)  Section 14.3 shall be applied by substituting "4%"

      for "3%;" and the annual accrued benefit derived from employer contributions under the defined benefit plan for each Participant who is not a Key Employee is not less than the product of:

                     (i) 3% of such Participant's average annual

      compensation during the period of consecutive years (not exceeding five) which yields the highest average; and

                     (ii) the Participant's Years of Service (not exceed-

      ing 10) during which the plan is a top-heavy plan;

                (b) the aggregate of the accounts of Participants who are

      Key Employees under the Plan does not exceed 90% of the aggregate of the accounts of all Participants; and

                (c) the sum of

                     (i) the present value of the cumulative accrued

      benefits for Key Employees under all defined benefit plans in the

      Aggregation Group and

                      (ii) the aggregate of the accounts of Key Employees

      under all defined contribution plans in the Aggregation Group does not exceed 90% of such sum determined for all employees.

                (d) in the case of a Participant also participating in a

      defined benefit plan maintained by the Employer, all of the requirements of paragraph (a) shall be met by substituting "7 1/2%"

      for "3%" in Section 14.3.

                Section 14.6.  Compensation Limitation.  For any Plan

      Year in which the Plan is determined to be a Top-Heavy Plan pur-

      suant to Section 14.2, the amount of 415 Compensation taken into account under the Plan for such Plan Year shall not exceed $200,000

      (adjusted to reflect any cost of living increases provided in accordance with Section 416(d) of the Code).

                                ARTICLE XV

               ADMINISTRATION AND FIDUCIARY RESPONSIBILITY

               Section 15.1.  Employer.  The Employer, acting by deter-

      mination of its Board of Directors, may amend the Plan as it deems necessary or desirable, and shall appoint the Plan Administrator,

      the Trustee, the Committee members and, if desired, the Investment

      Advisor and determine the amount of contributions as provided in

      Section 4.l.  Should there be a vacancy in the position of Plan

      Administrator, the Employer shall serve as Plan Administrator.

               Section 15.2.  Investment Advisor.  If appointed by the

      Employer, the Investment Advisor shall direct the Trustee in the investment and reinvestment of the Fund, or such portion thereof as may be assigned to it for supervision.

               Section 15.3.  Trustee.  The Trustee will invest and

      reinvest the Fund in accordance with the Trust Agreement and make distributions upon instructions of the Committee.

               Section 15.4.  Committee.  The Committee shall decide such questions of Plan interpretation, eligibility and distribution of benefits as the Plan Administrator may submit for its determina-

      tion, shall resolve all inconsistencies, if any, in the Plan.  The

      Committee shall receive reports from the Trustee as to the status of the Fund, advise the Board as to the status of the Fund from time to time and instruct the Trustee with respect to benefit distributions.  The Committee may contract for clerical, legal,

      accounting, actuarial and medical services as may be desirable for the proper administration of the Plan, the cost of which may be paid from the Fund or by the Employer as the Employer shall determine.  The Committee may also authorize the Plan Administrator to contract for such services as are necessary for the proper discharge of its duties.  The Committee is designated as the agent for service of process.

               Section 15.5.  Plan Administrator.  The Plan Administrator

      shall maintain records of Participants' service, age, Plan

      Compensation, allocation of contributions and any other information which the Committee, in its sole discretion, determines is necessary to administer the Plan.  He shall interpret the Plan or,

      at his discretion, refer such questions to the Committee.  The Plan

      Administrator shall provide rules for administration of the Plan which are not inconsistent with its terms and the decisions of the

      Committee.  He shall determine questions of eligibility and distribution of benefits or refer such questions to the Committee,

      as he shall elect.  The Plan Administrator shall also prepare or cause to be prepared all tax returns and other reports that may be required by law.  Records of the Plan Administrator may be examined by the Employer and the Committee and the Participant may examine those records of the Plan Administrator relating to him.

               Section 15.6.  Claims Procedure.  The Plan Administrator

      will give written notice to every Participant or beneficiary whose claim for benefits under the Plan is denied in whole or in part setting forth reasons for such denial in understandable terms.

      Upon receipt of such notice, the Participant or beneficiary may request the Plan Administrator to review his claim for benefits, if he notifies the Employer in writing within 90 days after receipt of notice denying the claim for benefits.  The Participant or beneficiary shall have the right to submit a written statement supporting his claim for benefits to the Plan Administrator.  The

      Plan Administrator shall review such statements and render a de-

      cision within 60 days.  If the Plan Administrator is, because of the need for more extensive investigation of the claimant's state-

      ment, unable to act within such period, he shall so notify the claimant in writing.  In such event, the Plan Administrator shall have an additional 60 days to render his determination.  If the

      Plan Administrator reaffirms the denial of benefits, the Partici-

      pant or beneficiary may request review of such denial by the Com-

      mittee if he notifies the Plan Administrator within 90 days after his receipt of notice from the Plan Administrator reaffirming the denial of benefits.  The Committee shall then review the records submitted to the Plan Administrator and such other documents as it may require, and, within 60 days of such appeal, it shall give the

      Participant or beneficiary written notice of its decision.  If the

      Committee is unable to act within the 60 day period, it shall so notify the claimant in writing but, in any event, the Committee must act within 120 days of the appeal.  The decision of the

      Committee shall be final.

               Section 15.7.  Uniformity of Action.  Whenever the Em-

      ployer, Plan Administrator or Committee are required or permitted to make decisions with respect to eligibility of an Employee for participation, contributions or benefit distributions, such decisions shall be uniform and consistent with respect to all persons similarly situated.  No action shall be taken which discriminates in favor of the Employer's officers or supervisory personnel.

               Section 15.8.  Reliance on Others.  The Employer and its

      Board of Directors, Trustee, Investment Advisor (if appointed),

      Plan Administrator and Committee shall be Fiduciaries under the

      Plan but shall be responsible only for those separate duties assigned to each by the Plan, and none shall have responsibility for performance of duties assigned to another of them under the

      Plan.  Each of them may rely on reports, notices, certifications or other communications furnished by the others.  The Committee and

      Plan Administrator may rely on the reports and opinions furnished by persons retained by them.

               Section 15.9.  Indemnification.  The Employer shall in-

      demnify each Board member, Committee member, the Plan Administra-

      tor, and other Employees of any Participating Employer involved in the administration of the Plan against all cost, expenses and liabilities, including attorney's fees, incurred in connection with any action, suit or proceeding instituted against him alleging any act of omission or commission performed by him while acting in good faith in discharging his duties with respect to the Plan.  This indemnification is limited to the extent such costs and expenses are not covered under insurance as may be now or hereafter provided by the Employer or any Participating Employer.  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall notify the

      Employer of the commencement thereof.  The Employer shall be entitled to participate at its own expense in the defense or to assume the defense of any action brought against any party indemnified hereunder.  In the event the Employer elects to assume the defense of any such suit, such defense shall be conducted by counsel chosen by the Employer and the indemnified party shall bear the fees and expenses of any additional counsel retained by him.

                                ARTICLE XVI

                             AMENDMENT OF PLAN

               Section 16.1.  Right to Amend.  The Employer, acting by

      determination of its Board of Directors, shall have the right to amend the Plan at any time.  A Participating Employer shall also have the right to amend its Adoption Agreement.  However, no such amendment shall be effective which would adversely affect the qualified status of the Plan and Fund under Sections 401 and 501 of the Code or under the corresponding provisions of subsequent revenue laws.

               Section 16.2.  Amendment to Vesting Schedule.  No Plan

      amendment shall deprive any Participant or beneficiary of any of the benefits to which he is entitled under this Plan with respect to contributions previously made, nor shall any amendment eliminate or reduce a protected benefit under section 411(d)(6) of the Code except as provided in sections 412(c)(8) of the Code or in applicable regulations.  No Plan amendment shall decrease the vested interest in any Participant's Account, nor shall any amend-

      ment change any vesting schedule under the Plan unless each Par-

      ticipant having at least five Years of Service at the end of the period described in this sentence is permitted to elect, within a period beginning on the date such amendment is adopted and ending

      60 days after the latest of:  (a) the day the amendment is adopted,

      (b) the day the amendment becomes effective, or (c) the day the

      Participant is issued written notice of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment; provided, however that effective July 1, 1989, this sentence shall apply to Participants with at least three Years of

      Service.  Notwithstanding the foregoing, any modification or amendment of the Plan may be made retroactively, if necessary or appropriate to qualify or maintain the Plan as a plan meeting the requirements of the Code and ERISA, as now in effect or hereafter amended, or any other provisions of law, as now in effect or here-

      after amended or adopted, and any regulation issued thereunder.

                                ARTICLE XVII

                            TERMINATION OF PLAN

               Section 17.1.  Right to Terminate Reserved.  The Employer

      (and each Participating Employer as to its participation), acting by determination of its Board reserves the right to terminate the

      Plan at any time.  However, no termination shall be effective which would adversely affect the qualified status of the Plan and Fund under Sections 401 and 501 of the Code or under the corresponding provisions of subsequent revenue laws.  The complete discontinuance of contributions by the Employer shall be deemed a termination of the Plan.

               Section 17.2.  Distribution on Termination.  Upon

      termination or partial termination of the Trust, all Participants'

      Accounts shall become fully vested, and shall not thereafter be subject to forfeiture.  Upon termination of the Trust, the

      Committee may direct the Trustee to distribute all assets remaining in the Trust, after payment of any expenses properly chargeable against the Trust, to the Participants in accordance with the value of Accounts credited to such Participants as of the date of such termination, in such manner as the Committee shall determine.  The

      Committee's determination shall be conclusive upon all persons.

                                ARTICLE XVIII

                                MISCELLANEOUS

               Section 18.1.  No Other Benefits.  No benefits other than

      those specifically provided for herein shall be payable under the

      Plan.

               Section 18.2.  Plan Not an Employment Contract.  This Plan

      shall not be construed to be a contract of employment.  Nothing in the Plan shall be deemed to restrict or limit an Employer's right to discharge any Participant or other Employee at any time.

               Section 18.3.  Plan For Exclusive Benefit of Partici-

      pants.  The Plan and the Fund shall exist for the sole and ex-

      clusive benefit of Participants and their beneficiaries, and no amendment shall be made that would be inconsistent with such purpose.

               Section 18.4.  Benefits Not Assignable.  Except with

      respect to federal income tax withholding and withdrawals and loans under Article XIII, no benefits payable hereunder shall be subject to assignment, transfer, sale or encumbrance and the Fund shall not be liable for, or subject to, the debts or engagements of any

      Participant or to any attachment or other legal process to collect the same.  Notwithstanding the foregoing, the Committee shall direct the Trustee to comply with a Qualified Domestic Relations

      Order.  Upon receipt of any judgment, decree or order (including approval of a property settlement agreement relating to the provision of payment by the Plan to an Alternate Payee pursuant to a state domestic relations law, the Committee shall promptly notify the affected Participant and any Alternate Payee of the receipt of such judgment, decree or order and shall notify the affected

      Participant and any Alternate Payee of the Committee's procedure for determining whether or not the judgment, decree or order is a

      Qualified Domestic Relations Order.  The Committee shall establish a procedure to determine the status of a judgment, decree or order as a Qualified Domestic Relations Order and to administer Plan distributions in accordance with Qualified Domestic Relations

      Orders.  Such procedure shall be in writing, shall include a provision specifying the notification requirements enumerated above, shall permit an Alternate Payee to designate a

      representative for receipt of communications from the Committee and shall include such other provisions as the Committee shall determine, including provisions required under applicable regu-

      lations.  Nothing herein, however, shall prevent the effective designation of beneficiaries for receipt of survivors' benefits under elections made pursuant to Section 9.2.

               Section 18.5.  Required Information Concerning Partici-

      pants.  The Committee and Plan Administrator may require eligible

      Employees to furnish such information as to age, health, employment and family status as they believe reasonably necessary to

      administer the Plan.

               Section 18.6.  Incompetence of Participant.  If the Com-

      mittee determines that any Participant or beneficiary entitled to benefits under this Plan is physically or mentally incompetent or is a minor, that such person is in the care of another person and that no guardian, committee or other representative has been duly appointed, payment may be made to the person or institution caring for the Participant or beneficiary.  The receipt of such person or institution shall be a complete discharge for the payment of such benefit.

               Section 18.7.  Merger with Another Plan.  In the event

      that this Plan merges or consolidates with or transfers assets or liabilities to any other plan after the Effective Date of this

      Plan, each Participant shall be entitled to a retirement benefit which is equal to or greater than the benefit which he would have been entitled to receive immediately before the merger, consoli-

      dation or transfer of assets or liabilities.  For purposes of the comparison described above, benefits shall be computed as if this

      Plan had terminated immediately prior to the merger, consolidation or transfer and as if the surviving or recipient plan had termin-

      ated immediately after such merger, consolidation or transfer.

               Section 18.8.  Controlling Laws.  The rights and ob-

      ligations of the Employer and its Employees under this Plan shall be determined in accordance with the laws of the Commonwealth of

      Pennsylvania and, where applicable, of the United States of

      America.

                                SCHEDULE A

         PROVISIONS PERTAINING TO TANK CLEANING INC. PARTICIPANTS


          The following provisions shall supersede and/or supplement certain of the provisions of Articles I through XIV of the Plan to the extent provided below with respect to any Tank Cleaning Inc.

      Participant.  References to Section numbers pertain to Sections in the main Plan document unless specifically indicated otherwise.


          A.   The following is added at the end of Section 2.1:


                    "A Tank Cleaning Inc. Participant's Accounts may also

          include his 'Matching Account.'  'Matching Account' shall

          include Matching Contributions made on behalf of Tank Cleaning

          Inc. Participant in respect of any Plan Year shall be allocated to his Matching Account and shall be invested in the Investment

          Fund or Funds in the same manner and to the same proportionate extent as the Tank Cleaning Inc. Participant designates for his

          Contribution Account."


          B.   The following is added at the end of Section 2.20:


               "Employer Contributions for a Tank Cleaning Inc.

          Participant may also include 'Matching Contributions' (intended to satisfy the requirements of section 401(m) of the Code)."

          C.   Section 2.27 is amended to read, in its entirety, as

      follows:


               "Section 2.27.  Hours of Service.  Hours of Service shall

          mean, for any Tank Cleaning Inc. Participant:


               (a)  except as provided in subsection (b),


                    (i)  each hour for which he is directly or

                         indirectly paid or entitled to payment by an

                         Employer or an Affiliated Company for the

                         performance of employment duties; or


                    (ii) each hour for which he is entitled, either by

                         award or agreement, to back pay from an

                         Employer or an Affiliated Company, irrespective

                         of mitigation of damages; or


                   (iii) each hour for which he is directly or

                         indirectly paid or entitled to payment by an

                         Employer or an Affiliated Company on account of

                         a period of time during which no duties are

                         performed due to vacation, holiday, illness,

                         incapacity (including disability), jury duty,

                         layoff, leave of absence, or military duty; or

                    (iv) each hour for which he is absent for military

                         service under leave granted by the Employer or

                         Affiliated Company or required by law, provided

                         the Employee returns to service with the

                         Employer or Affiliated Company within such

                         period as his right to reemployment is

                         protected by law.


               (b)  Anything to the contrary in subsection (a)

                    notwithstanding:


                    (i)  No Hours of Service shall be credited to an

                         Employee for any period merely because, during

                         such period, payments are made or due him under

                         a plan maintained solely for the purpose of

                         complying with applicable workers'

                         compensation, unemployment compensation, or

                         disability insurance laws.


                    (ii) No more than 501 Hours of Service shall be

                         credited to an Employee under paragraph (a)(3)

                         of this definition on account of any single

                         continuous period during which no duties are

                         preformed by him except to the extent otherwise

                         provided in the Plan.

                   (iii) No Hours of Service shall be credited to an

                         Employee with respect to payments solely to

                         reimburse for medical or medically related

                         expenses.


                    (iv) No Hours of Service shall be credited twice.



                    (v)  Hours of Service shall be credited at least as

                         liberally as required by the rules set forth in

                         Department of Labor Reg. Section 2530.200b-2(b) and

                         (c)."


          D.   Section 4.5(a) is amended to add the following after the

      first sentence thereof:


               "A Tank Cleaning Inc. Participant's Basic Contributions

          into the Fund shall be in the aggregate at a whole percentage rate, elected by the Tank Cleaning Inc. Participant, of the

          Compensation otherwise payable to the Tank Cleaning Inc.

          Participant."


          E.   A new Section 4.10 is added to read, in its entirety, as

      follows:


               "Section 4.10.  Matching Contributions.  Tank Cleaning

          Inc. shall make 'Matching Contributions' to the Plan for each

          Plan Year.  Such Matching Contributions shall equal 50% of all

          Basic and Deferred Bonus Contributions made by each Tank

          Cleaning Inc. Participant for that Plan Year, not in excess of

          6% of each such Tank Cleaning Inc. Participant's Compensation,

          provided that such Tank Cleaning Inc. Participant is an

          Employee on the last day of such Plan Year."


          F.   The first paragraph of Section 5.3 is amended to read, in

      its entirety, as follows:


               "Section 5.3.  General Requirements.  For any Plan Year,

          the Committee shall insure (a) that Contributions under the

          Plan shall not exceed the limitations on deductions imposed under section 404(a)(3) of the Code; (b) that the Plan shall satisfy the coverage requirements of section 410(b)(1) of the

          Code; (c) that the Plan shall satisfy the average deferral percentage test set forth in Section 5.3(a); and (d) that the

          Plan shall satisfy the average contribution percentage test set forth in Section 5.7."


          G.   A new Section 4.11 is added to read, in its entirety, as

      follows:


               "Section 4.11.  Return of Excess Contributions.  If the

          average deferral percentage (or the average contribution

          percentage) for all Tank Cleaning Inc. Participants who are

          Highly Compensated Employees exceeds the amount specified in

          Sections 5.3(a) (or 5.3(c) for any Plan Year, the Basic and

          Deferred Bonus Contributions (and if necessary, Matching

          Contributions) for the Highly Compensated Employee(s) with the highest deferral (or contribution) percentage shall be reduced so that his applicable percentage is reduced to the greater of

          (a) such percentage that enables the Plan to satisfy the

          applicable percentage test, or (b) a percentage equal to the applicable percentage of the Highly Compensated Employee(s)

          with the next highest percentage.  This procedure shall be repeated until the applicable percentage test is satisfied.

          The amount so reduced, together with the attributable earnings thereon, including earnings for the Plan Year for which the excess amounts were contributed and shall be deemed to have been contributed to the Plan by mistake of fact, shall be

          refunded to the Employer, and shall thereafter be returned by the Employer to the Tank Cleaning Inc. Participants from whom such excess contribution was obtained (subject, however, to the withholding of taxes and other amounts as though such amounts were current remuneration).  Such payment shall be made within two and one half (2 1/2) months following the close of such

          Plan Year, if administratively practicable, but in no event later than 12 months of the close of the Plan Year with respect to which the reduction applies.

          H.   A new Section 5.7 is added to read, in its entirety, as

      follows:


               "Section 5.7.  Average Contribution Percentage Test.  The

          term 'average contribution percentage test' shall mean the numerical test set forth in Section 5.3(a) substituting for the term 'average deferral percentage' the term 'average

          contribution percentage'.  The following rules shall also

          apply:


                    (a)  The term "average contribution percentage" as

               applied to a specified group of Participants shall mean

               the average of the ratios, calculated separately for each

               such Participant in the group of:


                    (i)  the amount of Matching Contributions paid to

                    the Plan on behalf of such Participant for such Plan

                    Year and, at the discretion of the Employer, Basic

                    and Deferred Bonus Contributions, to


                    (ii)  the Participant's Compensation for such Plan

                    Year.


                    (b)  Basic and Deferred Bonus Contributions may be

               taken into account under this Section only to the extent

               necessary to satisfy the average contribution percentage test, and only to the extent that the Plan continues to satisfy the average deferral percentage test set forth in

               Section 5.3(a) without taking into account such Basic and

               Deferred Bonus Contributions.


                    (c)  If two or more plans of the Employer or an

               Affiliated Company to which Employee contributions or

               Employer matching contributions are made are treated as

               one plan for purposes of sections 401(a)(4) and 410(b) of

               the Code, such plans shall be treated as one plan for

               purposes of this Section.  If a Highly Compensated

               Employee participates in any other plan of the Employer to which Employer matching contributions, Employee

               contributions or elective deferrals are made, all such

               contributions shall be aggregated for purposes of this

               Section (excluding plans that are not permitted to be

               aggregated under Treas. Reg. Section 1.401(m)-1(b)(3)(ii))."


          I.   A new Section 5.8 is added to read, in its entirety, as

      follows:


               "Section 5.8.  Limitation on Use of Percentage Tests.  For

          any Plan Year, the sum of the average deferral percentage and the average contribution percentage for all Tank Cleaning Inc.

          Participants who are Highly Compensated Employees shall not exceed the sum of (a) and (b) where:

                    (a)  is the product of 1.25 and the greater of

               (i) the average deferral percentage for all Tank Cleaning

               Inc. Participants who are Non-Highly Compensated

               Employees; or (ii) the average contribution percentage for all Tank Cleaning Inc. Participants who are Non-Highly

               Compensated Employees; and


                    (b)  is the product of 2.0 and the lesser of (i) or

               (ii) above; provided, however, that in no event shall this amount exceed the lesser of (i) or (ii) above by more than two percentage points.


               If the limitation in this Section is not met, the actual

          deferral percentage or the actual contribution percentage of

          Highly Compensated Employees, as determined by the Committee,

          shall be reduced in the manner prescribed in Section 5.5 until such limitation is met."


          J.   A new Section 5.9 is added to read, in its entirety, as

      follows:


               "Section 5.9. Aggregation. For purposes of Sections

          5.3(a), 5.7 and 5.8, the Plan shall be aggregated and treated as a single plan with other plans maintained by the Employer or an Affiliated Company to the extent that the Plan is aggregated with any such other plan for purposes of satisfying section

          410(b) (other than section 410(b)(2)(A)(ii)) of the Code."


          K.   A new Section 10.5 is added to read, in its entirety, as

      follows:


               "Section 10.5.  Vesting of Matching Account.  A Tank

          Cleaning Inc. Participant shall become 100% vested in his

          Matching Account upon the earlier of (i) his Normal Retirement

          Age, (ii) the occurrence of death or Disability,

          (iii) termination of the Plan or partial termination of the

          Plan as to him or complete discontinuance of Matching

          Contributions, or (iv) at the earliest date on which the Tank

          Cleaning Inc. Participant could elect Early Retirement.  At any time other than a time delineated in the preceding sentence of this Section, the Tank Cleaning Inc. Participant's vested

          percentage in his Matching Account shall be determined

          according to the following schedule:


                  Years of Service               Vested Percentage
                  ----------------               -----------------

                  Less than 2 years                    0%

                  2 but less than 3 years             10%

                  3 but less than 4 years             20%

                  4 but less than 5 years             40%

                  5 but less than 6 years             70%

                  6 or more years                    100%



           In the event the vesting schedule in this Section is amended,

           any Participant who has completed at least three Years of

           Service as defined in Section 10.6 at the time of such

           amendment, may elect, pursuant to Section 16.1, to have the vested interest of his Matching Account determined without regard to such amendment."


           L.   A new Section 10.6 is added to read, in its entirety, as

      follows:


                     "Section 10.6.  Years of Service for Vesting.  For

                the purposes of this Article, an Employee shall be

                credited with a Year of Service for each Plan Year during

                which he is credited with 1,000 or more Hours of Service

                beginning with the Plan Year commencing January 1, 1991."


           M.   A new Section 10.7 is added to read, in its entirety, as

      follows:


                "Section 10.7.  Breaks in Service and Loss of Service.

                     (a)  An Employee's Years of Service shall be

                canceled if he incurs a Break in Service before his

                Normal Retirement Date and at a time when (1) he has no

                nonforfeitable interest in his Accounts, other than his

                Rollover Account or Contribution Account or (2) he has no

                Account under the Plan.


                     (b)  Except as provided in Subsections (c) and (d)

                of this Section, an Employee or former Employee shall

                incur a Break in Service in any Plan Year in which he is

                not credited with more than 500 Hours of Service.


                     (c)  If an Employee is absent for one or more of the

                following reasons, then, to the extent he is not

                otherwise credited with Hours of Service with respect to

                such absence, he shall be credited with an Hour of

                Service, solely for purposes of Subsection (b) of this

                Section, for each Hour of Service with which he would

                have been credited if he had continued to be actively

                employed during the period of absence due to:


                     (1)  layoff for a period not in excess of one year;


                     (2)  leave of absence with the approval of the

                     Committee for a period not in excess of one year, unless such period is extended by the Committee;


                     (3)  military service such that his right to

                               reemployment is protected by law.


                     (d)  If an Employee is absent from work by reason of

                pregnancy, childbirth, or placement in connection with

                adoption, or for purposes of the care of such Employee's

                child immediately after birth or placement in connection

                with adoption, such Employee shall be credited, solely

                for purposes of Subsection (b) of this Section, with the

                Hours of Service with which such Employee would have been

                credited but for the absence; or, if such hours cannot be

                determined, with eight Hours of Service per normal

                workday.  The total number of hours to be treated as

                Hours of Service under this Subsection shall not exceed

                501.  The hours described in this Subsection shall be

                credited either for the Plan Year in which the absence

                from work begins, if the Employee would be prevented from

                incurring a Break in Service in such Plan Year because

                the period of absence is treated as Hours of Service

                under this Subsection, or, in any other case, for the

                Plan Year next following the one in which the absence

                from work begins.  In order for an absence to be

                considered on account of the reasons described in this

                subparagraph, an Employee shall provide the Committee, in the form and manner prescribed by the Committee,

                information establishing (i) that the absence from work

                is for the reasons set forth in this subparagraph, and

                (ii) the number of days for which there was such an

                absence.  Nothing in this Plan relating to such Hours of

                Service shall be construed as expanding or amending any

                maternity or paternity leave policy of the Employer."


           N.   A new Section 10.8 is added to read, in its entirety, as

      follows:


                "Section 10.8.  Restoration of Service.  The Years of

           Service of an Employee that have been canceled pursuant to

           Section 10.7 shall be restored if he thereafter completes a

           Year of Service and, at his Reemployment Commencement Date,

           the number of his consecutive Breaks in Service was less than the greater of (a) the number of Years of Service to his

           credit when the first such Break in Service occurred, or (b)

           five."


           O.   A new Section 10.9 is added to read, in its entirety, as

      follows:


                "Section 10.9.  Forfeitures and Restoration of Forfeited

           Amounts upon Reemployment.

                (a)  If a Tank Cleaning Inc. Participant who has had a

           Termination Date does not thereafter complete an Hour of

           Service before the end of the Plan Year in which occurs the earlier of:


                     (1)  the date on which he receives a distribution of

                his entire nonforfeitable interest in his Account, which

                is less than 100%; or


                     (2)  the date on which he incurs a one-year Break in

                Service,


           his Matching Account shall be closed, and the forfeitable

           amount credited thereto shall be forfeited.


                (b)  Amounts forfeited from a Tank Cleaning Inc.

           Participant's Matching Account under Subsection (a) of this

           Section shall be used to reduce future Matching Contributions.


                (c)  If a Tank Cleaning Inc. Participant, who has

           received a distribution described in Paragraph (a)(1) of this

           Section, as a result of which a portion of his Accounts has been forfeited, has a Reemployment Commencement Date prior to incurring five consecutive one-year Breaks in Service, the amount so forfeited shall be restored to his new Matching

           Account, as applicable, if, and only if, he repays the full amount of such distribution (if any) prior to the earlier of

           (1) the fifth anniversary of his Reemployment Commencement

           Date or (2) the date on which the Tank Cleaning Inc.

           Participant has completed five consecutive one-year Breaks in

           Service following the date of the distribution.  Amounts

           restored under this Subsection shall be charged against

           forfeitures for the Plan Year.  If the foregoing amounts are insufficient, Tank Cleaning Inc. shall make any additional contribution necessary to accomplish the restoration.


                (d)  If a Participant has had five consecutive one-year

           Breaks in Service and again becomes an Employee, the amount forfeited under subsection (a) shall not be restored to his

           Account for any reason."


           P.   A new Section 11.4 is added to read, in its entirety, as

      follows:


                "Section 11.4.  Distribution on Termination.  The entire

           amount of a Participant's nonforfeitable interest in his

           Accounts shall be distributed after the Participant's

           Termination Date.  Such Distribution shall be made to the

           Participant except in the event of his death, in which case such distribution will be made to the Participant's designated beneficiary."

           Q.   A new Section 14.7 is added to read, in its entirety, as

      follows:


                "Section 14.7.  Minimum Vesting.  For any Plan Year in

           which the Plan is determined to be a Top-Heavy Plan, each Tank

           Cleaning Inc. Participant's interest in his Matching Account shall become vested in accordance with the following schedule or in accordance with the provisions of Section 10.5,

           whichever produces a greater nonforfeitable interest:


                     Years of                  Vested

                     Service                 Percentage
                --------------------         ----------

                Less than 2 years                  0%

                2 but less than 3 years           20%

                3 but less than 4 years           40%

                4 but less than 5 years           60%

                5 but less than 6 years           80%

                6 or more years                  100%

                The foregoing notwithstanding, if the Plan ceases to be

           Top-Heavy, the provisions of Sections 10.5 and 2.1 shall

           thereafter apply as to subsequent amounts credited to such

           Accounts."


           R.   This Schedule A shall be effective as of November 1,

      1993.